United of Omaha Life

Insurance Company

(A Wholly Owned Subsidiary of

Mutual of Omaha Insurance Company)

Statutory Financial Statements as of December 31, 2021 and 2020, and for the Years Ended December 31, 2021, 2020, and 2019, Supplemental Schedules as of and for the Year Ended December 31, 2021, and Independent Auditor’s Report

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

Deloitte & Touche LLP First National Tower 1601 Dodge Street Suite 3100 Omaha, NE 68102-1640 USA Tel: +1 402 346 7788 www.deloitte.com

INDEPENDENT AUDITOR’S REPORT

To the Audit Committee

United of Omaha Life Insurance Company

Omaha, Nebraska

Opinions

We have audited the statutory financial statements of United of Omaha Life Insurance Company (the “Company”) (a wholly owned subsidiary of Mutual of Omaha Insurance Company), which comprise the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes to the statutory financial statements (collectively referred to as the “statutory financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the State of Nebraska Department of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory financial statements, the statutory financial statements are prepared by the Company using the accounting practices prescribed or permitted by the State of Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the State of Nebraska Department of Insurance. The effects on the statutory financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

April 15, 2022

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND SURPLUS

AS OF DECEMBER 31, 2021 AND 2020

	2021	2020
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds	$19,120,145,667	$18,255,660,612
Preferred stocks	172,637,109	118,496,050
Common stocks—unaffiliated	85,626,311	76,877,721
Common stocks—affiliated	144,305,534	114,219,727
Mortgage loans—net	3.484,330,676	3,009,702.869
Real estate occupied by the Company—net of accumulated depreciation of $103,362,174 and $100,765,043, respectively	40,676,904	43,333,930
Contract loans	202,972,259	197,990,533
Cash and cash equivalents	(30,401,296)	(31,965,487)
Short-term investments	326.675,000	313,574,991
Securities lending and repurchase agreement cash collateral	785,380,289	806,171,440
Other invested assets	887,912,104	443,175,581

Total cash and invested assets	25,220,260,557	23,347,237,967
INVESTMENT INCOME DUE AND ACCRUED	169,300,192	161,169.244
PREMIUMS DEFERRED AND UNCOLLECTED	252,191,714	242,462,882
REINSURANCE RECOVERABLE	284,443,653	260,610,885
NET DEFERRED TAX ASSETS	114,264,278	98,287,313
OTHER ASSETS	52,310,017	22,140,944
SEPARATE ACCOUNT ASSETS	5,090,848,441	4,517,956,756

TOTAL ADMITTED ASSETS	$31,183,618,852	$28,649,865,991

LIABILITIES AND SURPLUS
LIABILITIES:
Policy reserves:
Life insurance contract and annuity reserves	$13,668,769,432	$12,613,978,430
Deposit-type contracts	4,715,196,623	4,071,281,930
Health and accident active life	96,092,421	100,879,755

Total policy reserves	18,480,058,476	16,786,140,115

Claim reserves:
Policy and contract claims—life	213,930,839	167,823,864
Policy and contract claims—health	1,037,282,218	953,930,456

Total claim reserves	1,251,213,057	1,121,754,320
Premiums received in advance	33,410,845	31,542,625
Interest maintenance reserve	55,149,959	17,629,029
Asset valuation reserve	336,667,120	192,642,161
General expenses and taxes due or accrued	82,931,423	81,171,704
Payable to parent, subsidiaries, and affiliates—net	169,854,501	199,630,661
Borrowings and securities lending	1,087,978,633	1,157,201,615
Funds held under coinsurance	1,596.572.449	1.509,603.815
Funds held under reinsurance treaties with unauthorized and certified reinsurers	706,638,274	833,304,196
Other liabilities	367,475,661	330,494,278
Separate account liabilities	5,090,848,441	4,517,956,756

Total liabilities	29,258,798,839	26,779,071,275

SURPLUS:
Capital stock, $10 par value, 900,000 shares authorized, issued, and outstanding	9,000,000	9,000,000
Gross paid-in and contributed surplus	582,625,018	582,625,018
Unassigned surplus	1,333,194,995	1,279,169,698

Total surplus	1,924,820,013	1,870,794,716

TOTAL LIABILITIES AND SURPLUS	$31,183,618,852	$28,649,865,991

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020, AND 2019

	2021	2020	2019

INCOME:
Net premiums and annuity considerations	$4,840,610,373	$4,575,770,360	$3,717,455,174
Net investment income and amortization of IMR	1,022,691,906	929,209,569	853,336,253
Commissions and expense allowances on reinsurance ceded	169,042,121	191,062,054	154,017,169
Other income	39,029,579	34,735,621	34,406,164

Total income	6,071,373,979	5,730,777,604	4,759, 214,760

BENEFITS AND EXPENSES:
Policyholder benefits	3,229,214,650	2,829,977,644	2,657,143,018
Net change in reserves	1,134,395,157	1,113,770,806	341,297,421
Commissions	698,620,692	587,261,663	552,876,660
Operating expenses	1,055,471,376	1,044,865,516	979,666,014

Total benefits and expenses	6,117,701,875	5,575,875,629	4,530,983,113

NET INCOME (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAX (BENEFIT) AND NET REALIZED CAPITAL GAIN (LOSS)	(46,327,896)	154,901,975	228,231,647
FEDERAL INCOME TAX (BENEFIT)	(14,104,035)	71,338,494	98,006,868

NET INCOME (LOSS) FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAIN (LOSS)	(32,223,861)	83,563,481	130,224,779
NET REALIZED CAPITAL GAIN (LOSS)—Net of federal income tax of $19,766,770, $15,768,882, and $3,225,985, and transfers to the interest maintenance reserve of $47,898,612, $42,920,788, and $32,476,264, respectively	3,226,830	(5,568,725)	5,984,753

NET INCOME (LOSS)	$(28,997,031)	$77,994,756	$136,209,532

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020, AND 2019

	2021	2020	2019
CAPITAL STOCK	$9,000,000	$9,000,000	$9,000,000

GROSS PAID-IN AND CONTRIBUTED SURPLUS	582,625,018	582,625,018	582,625,018

SPECIAL SURPLUS:
Balance—beginning of year	—	1,046,671	—
Affordable Care Act assessment	—	(1,046,671)	1,046,671

Balance—end of year	—	—	1,046,671

UNASSIGNED SURPLUS:
Balance—beginning of year	1,279,169,698	1,169,266,283	1,047,811,742
Net income (loss)	(28,997,031)	77,994,756	136,209,532
Change in:
Net unrealized capital gain (loss)—net of income tax (benefit) of $34,076,739, $(4,291,327) and $2,103,452, respectively	181,279,253	(21,743,366)	(30,175,636)
Foreign exchange unrealized capital gain (loss)—net of income tax (benefit) of $101,745, $(134,820), and $(154,908), respectively	382,755	(507,180)	(582,749)
Net deferred income tax (benefit)	7,130,401	33,572,888	45,468,745
Nonadmitted assets	24,800,814	(34,590,586)	(21,023,789)
Valuation basis	18,163,384	25,137,515	(33,613,143)
Asset valuation reserve	(144,024,959)	(21,825,769)	(12,905,159)
Deferred gains on reinsurance	(18,009,406)	64,948,738	39,791,845
Change in loading on deferred premium asset	(95,564)	(14,130,252)	(668,434)
Prior year adjustment	13,395,650	—	—
Affordable Care Act assessment	—	1,046,671	(1,046,671)

Balance—end of year	1,333,194,995	1,279,169,698	1,169,266,2.83

TOTAL SURPLUS	$1,924,820,013	$1,870,794,716	$1,761,937,972

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020, AND 2019

	2021	2020	2019

CASH FROM (USED FOR) OPERATIONS:
Net premiums and annuity considerations	$5,025,193,036	$4,897,206,877	$4,844,089,462
Net investment income	1,011,930,978	922,537,298	842,311,440
Other income	179,995,100	169,280,089	91,639,002
Policyholder benefits	(3,475,310,341)	(2,987,381,239)	(2,815,656,312)
Net transfers to separate accounts	(140,672)	(86,868)	(440,679)
Commissions and operating expenses	(1,602,397,128)	(1,493,168,452)	(1,415,433,122)
Federal income taxes paid to parent	(25,127,085)	(75,628,768)	(100,878,509)

Net cash from (used for) operations	1,114,143,888	1,432,758,937	1,445,631,282

CASH FROM (USED FOR) INVESTMENTS:
Proceeds from investments sold, matured, or repaid:
Bonds	3,361,326,818	2,358,264,987	3,153,457,286
Stocks	189,731,441	164,037,193	59,923,471
Mortgage loans	358,800,774	296,077,999	195,013,770
Other invested assets	36,592,062	48,474,205	5,488,820
Miscellaneous proceeds	14,482,442	13,928,885	32,302,494
Cost of investments acquired:
Bonds	(4,220,427,023)	(3,935,724,160)	(4,741,509,608)
Stocks	(191,835,409)	(162,846,843)	(110,464,339)
Mortgage loans	(832,919,522)	(545,078,080)	(628,178,294)
Other invested assets	(337,379,154)	(210,874,442)	(116,467,568)
Miscellaneous applications	(20,466,743)	(19,803,793)	(8,678,881)
Net decrease (increase) in contract loans	(4,791,326)	1,509,463	(10,938,343)

Net cash from (used for) investments	(1,646,885,640)	(1,992,034,586)	(2,170,051,192)

CASH FROM (USED FOR) FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds received (paid)	(48,401,092)	(54,857,492)	357,579,208
Net increase in deposit-type contracts	641,163,309	571,106,387	345,290,203
Net increase (decrease) in payable to parent and affiliates	(29,776,160)	82,597,789	18,502,875
Other cash provided (applied)	(15,580,105)	(56,524,990)	26,875,625

Net cash from (used for) financing and miscellaneous sources	547,405,952	542,321,694	748,247,911

NET CHANGE IN CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS	14,664,200	(16,953,955)	23,828,001
CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS:
Beginning of year	281,609,504	298,563,459	274,735,458

End of year	$296,273,704	$281,609,504	$298,563,459

			(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020, AND 2019

	2021	2020	2019
NON-CASH TRANSACTIONS:
Stock and bond conversions	$315,991,989	$374,957,222	$72,148,820
Ceded benefits settled through funds withheld	306,671,685	231,681,512	223,690,873
Ceded premium settled through funds withheld	224,735,625	369,922,223	1,185,968,785
Ceded interest settled through funds withheld	91,353,639	98,213,417	87,981,253
Assumed premium settled through funds withheld	38,074,065	36,090,020	33,760,882
Assumed benefits settled through funds withheld	31,940,707	32,034,219	23,887,018
Change in securities lending	20,791,151	24,887,090	—
Surplus relief amortization	18,009,404	36,563,342	16,400,000
Funds withheld listed as current amounts receivable	16,244,338	—	12,105,897
Ceded commission settled through funds withheld	11,558,434	137,367,528	52,637,302
Ceded policy loans settled through funds withheld	5,436,603	5,669,412	5,937,525
Assumed commissions settled through funds withheld	5,081,031	5,091,130	4,373,791
Ceded deposit-type contracts settled through funds withheld	2,751,384	2,993,625	23,597,931
Assumed interest settled through funds withheld	2,109,779	2,153,373	1,996,039
Funds withheld listed as current amounts payable	—	17,810,355	—
Capital contribution through payable to subsidiary	—	10,000,000	—
Schedule B mortgage disposed to Schedule B mortgage acquired	—	—	11,511,193

See notes to statutory financial statements.			(Concluded)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020, AND 2019

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations—United of Omaha Life Insurance Company (the “Company”), is a life, accident and health insurance company, domiciled in the State of Nebraska, and is a wholly owned subsidiary of Mutual of Omaha Insurance Company (“Mutual of Omaha”), a mutual life, accident and health insurance company, domiciled in the State of Nebraska. The following are wholly owned subsidiaries of the Company as of December 31, 2021: Companion Life Insurance Company (“Companion”); Medicare Advantage Insurance Company of Omaha (“Medicare Advantage Company”); Omaha Reinsurance Company (“Omaha Re”); United World Life Insurance Company (“United World”); Cloverlay Sports Assets SPV L.P. (“Cloverlay”); MGG Rated Debt Feeder Fund LP; Mutual of Omaha Structured Settlement Company (“Mutual Structured Settlement”); UM Holdings, LLC; and United DMLT Holdings, LLC (“United DMLT”). In addition, the Company owns 99% of Mutual of Omaha Opportunities Fund, L.P. (“MOOF”); 83.04% of Boston Financial Opportunity Zone Fund 1, LP (“Boston”); 91.25% of MHEG OZ Fund 1, LP (“MHEG”); and approximately 80% of Fulcrum Growth Partners Ill, L.L.C. (“Fulcrum”).

The Company provides a wide array of financial products and services to a broad range of institutional and individual customers and is licensed in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Principal products and services provided include individual and group health insurance, individual and group life insurance, annuities, and retirement plans.

The Company holds separate account assets which represent funds held for the benefit of contract holders under specific life and annuity contracts . In accordance with the products recorded within the separate account, assets are legally insulated from the general account.

Basis of Presentation—The Company has prepared the accompanying statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska Department of Insurance (“NDOI”). The State of Nebraska has adopted the National Association of Insurance Commissioners’ (“NAIC”) statutory accounting principles (“NAIC SAP”) as the basis of its statutory accounting practices. The Director of the NDOI has the right to permit other specific practices that may deviate from NAIC SAP. The Company does not utilize any permitted practices however, there is an impact on its results of operations and surplus from the prescribed practices followed by its subsidiaries Companion and Omaha Re as discussed in Note 7.

The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The most significant differences include:

a.

Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at lower of amortized cost or fair value, while under GAAP, they may be stated at amortized cost or fair value. Exchange Traded Funds, eligible for bond reporting by the NAIC Securities Valuation Office (“SVO Identified Funds-ETFs”), captured within the scope of Statement of Statutory Accounting Principles (“SSAP”) No. 26R, Bonds (“SSAP No. 26”), are stated at fair value and classified as bonds, while under GAAP, they are stated at fair value and classified as equity.

b.

An other-than-temporary impairment (“OTTI”) exists for NAIC SAP on a loan-backed or structured security if fair value is less than the amortized cost basis and the Company has the intent to sell, does not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis, or the Company does not expect to recover the entire amortized cost basis. For all other securities on an NAIC SAP basis, an OTTI is recognized if it is probable that the reporting entity will be unable to collect all amounts due according to the contractual terms of the security in effect at the date of acquisition or since the last OTTI. An OTTI exists for GAAP if a security’s fair value is less than amortized cost and if the Company has the intent to sell, it is more likely than not that the Company will be required to sell before the recovery of the amortized cost basis, or if the Company does not expect to recover the entire amortized cost of the security.

c.

Perpetual preferred stocks are stated at estimated fair value with changes in fair value recognized in unrealized gains and losses while under GAAP, perpetual preferred stocks are generally stated at their estimated fair value with changes in fair value recognized in net income. Certain investments in perpetual preferred stocks and other equity investments without readily determinable fair values for which the Company has elected a measurement alternative are stated at cost adjusted for price changes in observable transactions in the same or similar instruments of the same issuer and for impairments. Redeemable preferred stocks are stated at amortized cost; except for redeemable preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or value. Under GAAP, preferred stocks that are redeemable mandatorily or at the option of the holder are generally stated at their estimated fair value with changes in fair value recognized in other comprehensive income in equity.

d.

Limited partnerships are stated at the underlying audited GAAP equity value with the change in valuation reflected in unassigned surplus on an NAIC SAP basis. Income distributions from the limited partnerships are reported as net investment income and included in net investment income and amortization of interest maintenance reserve (“IMR”) on the statutory statements of operations on an NAIC SAP basis. Under GAAP, the change in valuation as well as the income distributions are reflected in either net investment income or as a realized capital gain or loss depending on the underlying investments.

e.

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. The change in fair value of derivative instruments that do not meet the criteria of an effective hedge are recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Under GAAP, all derivatives are reported on the balance sheet at fair value. Changes in fair value of derivatives qualifying for hedge accounting are recorded through either income or equity, depending on the nature of the hedge, which changes in fair value of derivatives not qualifying for hedge accounting are recorded through income.

f.

Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred, while under GAAP, to the extent associated with successful sales and recoverable from future policy revenues, are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

g.

NAIC SAP requires an amount to be recorded for deferred taxes as a component of surplus; however, there are limitations as to the amount of deferred tax assets (“DTA”) that may be reported as admitted assets that are not applicable under GAAP. Federal income tax provision is required on a current basis for the statutory statements of operations, the same as for GAAP.

h.

NAIC SAP policy reserves for life insurance contracts not subject to Principle Based Reserves (“PBR”) and annuities are based on mortality, lapse, and interest assumptions prescribed or permitted by state statutes. NAIC SAP policy reserves for life insurance contracts that are subject to PBR and are based on mortality, lapse, and interest assumptions that are prescribed or are prudent estimates based upon the industry and/or company experience as prescribed by Valuation Manual-20: Requirements for Principle-Based Reserves for Life Products (“VM-20”). For health and accident active life insurance contracts, mortality and interest are prescribed, and morbidity and lapse assumptions are Company estimates within statutory limitations. The effect on reserves, if any, due to a change in valuation basis, is recorded directly to unassigned surplus rather than included in the determination of net gain (loss) from operations. GAAP policy reserves are based on the Company’s estimates of morbidity, mortality, lapse, and interest assumptions.

i.	The asset valuation reserve (“AVR”) and IMR are established only on the statutory financial statements.

j.

Assets are reported under NAIC SAP at admitted asset value and nonadmitted assets are excluded through a charge to surplus, while under GAAP, nonadmitted assets are reinstated to the balance sheet, net of any valuation allowance.

k.

Premium receipts and benefits on universal life-type contracts and deferred annuities are recorded as income and expense under NAIC SAP. Under GAAP, revenues on universal life-type contracts and deferred annuities are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. In addition, certain of the revenue, as defined under deposit accounting, is deferred and amortized to income over the expected life of the contract using the product’s estimated gross profits, similar to acquisition costs. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

I.	Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP, they are reported as an asset.

m.	Comprehensive income and its components are not presented on the statutory financial statements.

n.

Subsidiaries included as common stocks are stated under the equity method, with the equity in the operating results of subsidiaries credited or charged directly to the Company’s surplus for NAIC SAP. Dividends received from subsidiaries are recorded in net investment income and amortization of IMR on the statutory statements of operations. GAAP requires either consolidation or equity method reporting with operating results of subsidiaries reflected on the statutory statements of operations.

o.

For loss contingencies, when no amount within management’s estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued. Under GAAP, the minimum amount in the range is accrued.

p.

Gains on economic transactions with related parties, defined as arms-length transactions, resulting in the transfer of the risks and rewards of ownership, are transferred at fair value and the gain is deferred until the assets are sold to third party under NAIC SAP. While under GAAP the transaction and any related gain is eliminated in consolidation.

Reclassifications—Certain amounts in the prior period statutory financial statements have been reclassified to conform to the presentation of the current period statutory financial statements. These reclassifications had no effect on the previously reported financial results.

Use of Estimates—The preparation of statutory financial statements in accordance with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the statutory financial statements, and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in determining investment valuation in the absence of quoted market values, impairments, policy reserves for life insurance contracts, health and accident active life policy reserves, policy and contract claims-life and health reserves, income tax expense, and deferred taxes.

The process of determining fair value and recoverability of an asset relies on projections of future cash flows, operating results, and market conditions. Projections are inherently uncertain, and accordingly, actual future cash flows may differ materially from projected cash flows. As a result, the Company’s asset valuations are susceptible to the risk inherent in making such projections.

Due to the length and complexity of life insurance contracts and annuities and the risks involved, policy reserves calculated using regulatory prescribed or permitted methods and assumptions are often not closely related to the economic liability for the benefits and options promised to policyholders. Reserves are determined using prescribed mortality tables and interest rate assumptions. Prescribed lapse assumptions are permitted on certain universal life-type contracts. Certain guarantees embedded in the contracts are defined formulaically. Reserves for life policies and contracts that are subject to PBR are calculated using prescribed or prudent estimates as prescribed by VM-20. Actual mortality, lapse, interest rates, and the nature of the guarantees will differ from prescribed assumptions and definitions.

Due to the nature of health insurance and accident active life contracts and the risks involved, health and accident active life reserves are estimates. These reserves are calculated using Company estimated morbidity assumptions and prescribed mortality, and interest rate assumptions. Lapse assumptions are permitted in certain situations subject to limitations for certain products. Actual morbidity, mortality, interest rates, and lapse rates may differ from valuation assumptions.

Claim reserves are estimated based upon the industry and/or company experience and other actuarial assumptions that consider the effects of current developments, anticipated trends, and risk management programs. Revisions of these estimates are reflected in operations in the year they are made.

The World Health Organization declared the spread of the COVID-19 virus as a pandemic on March 11, 2020. The pandemic and actions taken against it globally in response have disrupted business activities throughout the world through 2021 and 2020, and will continue into 2022. As events and responses continue to evolve, it is not possible to reliably estimate the severity of these events on the Company’s future statutory financial statements. The Company believes it has the ability to sustain its operations, maintain adequate liquidity and capital levels, and meet all obligations of policyholders as of the date these statutory financial statements were available to be issued.

Investments—Investments are reported according to valuation procedures prescribed by the NAIC. Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at lower of amortized cost or fair value. SVO Identified Funds-ETFs, captured within the scope of SSAP No. 26R, are stated at fair value and classified as bonds.

Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective and prospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions for loan-backed securities are based on information obtained from brokers or internal estimates based on original term sheets, offer memoranda, historical performance or other forecasts. Changes in estimated cash flows due to changes in estimated prepayments are accounted for using the prospective method for impaired securities and securities valued based on an index, and the retrospective method for all other securities.

Redeemable preferred stocks are stated at amortized cost and perpetual preferred stocks are stated at fair value; except for redeemable preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or fair value.

Common stocks of unaffiliated companies are generally stated at fair value, common stocks of affiliated insurance companies, excluding Omaha Re, are stated at their audited statutory equity value. Omaha Re is a wholly owned special purpose financial captive life insurance subsidiary domiciled in the State of Nebraska and is stated at its audited statutory equity less an admitted other security asset value-excess of loss for which Omaha Re has a NDOI prescribed practice. As of December 31, 2021, the carrying value of Omaha Re is zero. Common stocks of affiliated non-insurance companies are stated at their GAAP equity value. The Federal Home Loan Bank (“FHLB”) capital stocks are stated at cost. Changes in the carrying values are recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Dividends are reported in net investment income and included in net investment income and amortization of IMR on the statutory statements of operations.

Mortgage loans held for investment are stated at the aggregate unpaid principal balance adjusted for unamortized premium or discount, except impaired loans. Impaired loans are stated at the lower of the amortized cost or the fair value of the loan determined by the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price, or the fair value of the collateral less costs to sell if collateral dependent. Interest income is accrued on the unpaid principal balance based on the loan’s contractual interest rate. The Company records a reserve for losses on mortgage loans as part of the AVR.

The Company calculates specific reserves on loans identified individually as impaired. Loans evaluated individually are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect principal or interest amounts according to the contractual terms of the loan agreement. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan’s contractual interest rate until the loans are on non-accrual status. Cash payments on loans where the accrual of interest has ceased are applied directly to the unpaid principal balance until such time as management determines that it is probable all principal amounts will be recovered.

Loans are reviewed on an individual basis to identify charge-offs. Charge-offs, net of recoveries, are deducted from the allowance. Mortgage loans are considered past due if the required principal and interest payments have not been received when contractually due. All mortgage loans are in non-accrual status when payments are determined to be uncollectible. Mortgage loans are returned to accrual status when all the principal and interest amounts contractually due have been brought current and future payments are reasonably assured.

A mortgage loan is considered a troubled debt restructuring (“TDR”) if the borrower is experiencing financial difficulties and the Company has granted a concession it would not otherwise consider. A TDR typically involves a modification of terms such as a change of the interest rate to a below market rate, a forgiveness of principal or interest, an extended repayment period (maturity date) at a contractual interest rate lower than the current interest rate for new debt with similar risk, or capitalization and deferral of interest payments.

Real estate, excluding real estate held for sale, is stated at cost, less accumulated depreciation. Depreciation is provided on the straight-line method over the estimated useful lives, generally forty years, of the related assets. Real estate held for sale is stated at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell. Real estate held for sale consists of collateral received on foreclosed mortgage loans.

Contract loans are loans to a policyholder, under the provisions of an insurance contract that are secured by the cash surrender value or collateral assignment of the related policy or contract. Contract loans are stated at the unpaid balance of the loan and include any unpaid principal plus accrued interest which is 90 days or more past due.

Cash equivalents are highly liquid debt securities whose remaining maturities at the time of acquisition is three months or less. Cash equivalents, including money market mutual funds, are stated at cost, which approximates fair value.

Short-term investments include related party notes, if applicable, and investments whose remaining maturities at the time of purchase are three months to one year and are stated at cost, which approximates fair value.

The Company has securities lending agreements whereby unrelated parties, primarily large brokerage firms, borrow securities from the Company. The Company requires a minimum of 102% of the fair value of the domestic securities, loaned at the outset of the contract as collateral. The Company continues to retain control over and receive interest on loaned securities, and accordingly, the loaned securities continue to be reported as bonds. The securities loaned are on open terms and can be returned to the Company on the next business day requiring a return of the collateral. Collateral received is invested in cash equivalents and securities, and the Company records a corresponding liability for the collateral which is included in borrowings and securities lending on the statutory statements of admitted assets, liabilities, and surplus. The Company cannot access the collateral unless the borrower fails to deliver loaned securities. To further minimize the credit risks related to this securities lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions.

The Company has repurchase agreements whereby unrelated parties, primarily major brokerage firms, borrow securities from the Company. The Company requires a minimum of 95% of the fair value of the securities loaned at the outset of the contract as collateral. The Company continues to retain control over and receive interest on loaned securities, and accordingly, the repurchase agreement securities continue to be reported as bonds. Cash collateral received is invested in cash equivalents and securities, and the Company records a corresponding liability for the collateral which is included in borrowings and securities lending on the statutory statements of admitted assets, liabilities, and surplus.

Other invested assets include investments in derivatives, receivables for securities, affiliated and unaffiliated joint ventures, affiliated and unaffiliated low-income housing tax credits (“LIHTC”), and surplus notes.

Affiliated joint ventures include Fulcrum, MOOF, and Cloverlay and other ownership interests include UM Holdings, LLC, MGG Rated Debt Feeder Fund LP, United DMLT, and Discovery Mortgage Loan Trust Series 2021-25. All affiliated joint ventures, excluding Cloverlay, United DMLT and Discovery Mortgage Loan Trust Series 2021-25, were also held as of December 31, 2020. Affiliated joint ventures are stated at their underlying GAAP equity, which approximates fair value, with a one-quarter lag adjusted for all capital distributions, cash distributions, and impairment charges for the quarter with changes recorded in net unrealized capital gains (losses), a component of unassigned surplus. Fair values of the affiliated joint ventures are determined using the underlying audited GAAP financial statements or audited trust statement value. Distributions of income from these affiliated joint ventures are recorded in net investment income and included in net investment income and amortization of IMR on the statutory statements of operations. As of December 31, 2021 and 2020, the carrying value of UM Holdings, LLC is zero. Affiliated non-guaranteed state LIHTCs include Boston and MHEG.

As of December 31, 2021 and 2020, the Company’s total investment in affiliated and unaffiliated federal and state LIHTCs, stated at proportional amortized cost, was $68,239,331 and $67,957,648, respectively. The number of remaining years of unexpired tax credits and the required holding period for the LIHTC investments as of December 31, 2021 are 10 and 15 years, respectively. The amount of LIHTC and other tax benefits recognized during 2021 and 2020 were $10,574,606 and $6,038,496, respectively.

Investments in surplus notes are stated at amortized cost. As of December 31, 2021 and 2020, the Company’s investment in surplus notes was $67,940,548 and $53,653,036, respectively.

The Company uses derivative financial instruments to reduce exposure to market volatility associated with assets held or liabilities incurred and to change the characteristics of the Company’s asset/liability mix, consistent with the Company’s risk management activities. Derivatives generally include swaps-foreign exchange and purchase options-other call options and warrants. When derivative financial instruments meet specific criteria, they may be designated as accounting hedges and accounted for on an amortized cost basis, in a manner consistent with the item hedged. Derivative financial instruments that are not designated as accounting hedges are accounted for on a fair value basis with changes recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus, and nonadmitted. Interest on swaps-foreign exchange and purchase options-other call options and warrants are recorded in net investment income and included in net investment income and amortization of IMR on the statutory statements of operations.

The Company uses currency swaps-foreign exchange, when applicable, to hedge the foreign currency risk on debt issues that are payable in a currency other than U.S. dollars. Swaps-foreign exchange transactions generally involve the exchange of funds received in the course of principal and interest collections on securities denominated in a foreign currency to U.S. dollars at a predetermined rate. The Company designates certain of its swaps-foreign exchange as cash flow hedges when they are highly effective in offsetting the exposure of variations in cash flows for the hedged item. Gains and losses resulting from early termination of swaps-foreign exchange transactions that use hedge accounting are deferred and amortized over the remaining period originally covered by the swap. Gains and losses resulting from changes in fair value on swaps-foreign exchange that do not use hedge accounting are reported as unrealized gains (losses).

The Company uses purchase options-other call options and warrants to hedge the risk of the crediting rates on indexed universal life policies. Under a purchase options-other call options and warrants, the Company pays a one-time premium to the counterparty while the counterparty agrees to deliver at expiration, the value based on the S&P 500. Gains and losses resulting from early termination of purchased options-hedging other-call options and warrants transactions that use hedge accounting are deferred and amortized over the remaining period originally covered by the purchase option. Gains and losses resulting from changes in fair value on purchased options-hedging other-call options and warrants that do not use hedge accounting are reported as unrealized gains (losses).

All derivatives’ market values change along with the underlying assets, currencies, and equity prices. The market value of purchased options-other call options and warrants cannot be less than zero and the market value of swaps can be less than zero. The Company may be required to post collateral, often in the form of cash against swaps with negative values.

For swaps-foreign exchange, the Company is exposed to credit-related losses in the amount of the net currency differential in the event of nonperformance by the swap counterparty. For purchase options-other call options and warrants, the Company is exposed to credit-related losses in the amount of the option payoff amount in the event of a nonperformance by the counterparty. Counterparty risk is continually monitored along with criteria related to collateral requirements that are specified in the credit support annex of the International Swaps and Derivatives Association. Due to the investment grade rating of the counterparty, credit-related losses are considered to be very unlikely. Counterparty credit risk is further reduced by daily collateral postings.

Net investment income consists primarily of interest and dividends and is included in net investment income and amortization of IMR on the statutory statements of operations. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended when securities are in default or when the receipt of interest payments is in doubt. Realized capital gains (losses) on the sale of investments are determined on the specific identification basis.

Investment income due or accrued for which it is probable the balance is uncollectible is written off and charged to net investment income and amortization of IMR on the statutory statements of operations. Investment income due or accrued deemed collectible on mortgage loans in default that is more than 180 days past due is nonadmitted. All other investment income due or accrued deemed collectible that is more than 90 days past due is nonadmitted. The Company accrues interest income on an impaired security to the extent it is deemed collectible and the security continues to perform under its restricted contractual terms. Interest income on a non-performing security is generally recognized on a cash basis. The Company accrues interest income on an impaired security to the extent it is deemed collectible and the security continues to perform under its restricted contractual terms. Interest income on a non-performing security is generally recognized on a cash basis.

Separate Accounts Assets—The assets of the separate accounts on the statutory statements of admitted assets, liabilities, and surplus are stated at fair value and consist primarily of common collective trusts held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts and group annuity contracts. Separate account assets are segregated and are not subject to claims that arise out of any other business of the Company. Deposits and premiums received from and benefits paid to separate account contract holders are reflected on the statutory statements of operations, net of reinsurance, but are offset by transfers to and from the separate account. Mortality, policy administration, and surrender charges from all separate accounts are included in other income on the statutory statements of operations.

Policy Reserves—Policy reserves include life insurance contract and annuity reserves, health and accident active life reserves, unearned premium reserves for health contracts, and reserves for deposit-type contracts.

Life insurance contract reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future net premiums on policies in force. Reserves for individual life insurance that are not subject to PBR are valued using the Commissioners’ Reserve Valuation Method, a net level premium method, or other modified reserve methods. Interest rates range from 3.00% to 6.00% for the years ended December 31, 2021 and 2020, respectively. Reserves for life insurance that are subject to PBR are computed using the Net Premium Reserve Method and the Deterministic/Stochastic Reserve Method prescribed by VM-20. Interest rates range from 3.00% to 4.50% and 3.50% to 4.50% for the years ended December 31, 2021 and 2020, respectively. Mortality assumptions used for the Net Premium Reserve Method are based on the 2017 CSO mortality tables. The assumptions used for Deterministic/Stochastic Reserve Method are the prudent estimate assumptions developed internally, as required by VM-20. Reserves for individual fixed annuities and life contingent supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method, with appropriate statutory interest and mortality assumptions. Interest rates range from 3.50% to 9.25% for the years ended December 31, 2021 and 2020. Group annuity reserves are valued using a net single premium method with appropriate statutory interest and mortality assumptions. Interest rates range from 1.00% to 11.25% for the years ended December 31, 2021 and 2020.

Health and accident active life reserves provide amounts estimated to adequately discharge estimated future obligations in excess of estimated future net premiums on policies in force. Such reserves are based on statutory mortality and interest assumptions. Morbidity assumptions are either industry experience or a blend of industry and Company experience. Voluntary lapse assumptions, when applicable, are based on Company experience with statutory limitations. Such reserves are calculated on a net level premium method or on a one- or two-year preliminary term basis.

Unearned premium reserves reflect premiums paid or due to the Company prior to the statutory financial statement date, for the contract period subsequent to the statutory financial statement date.

Reserves for deposit-type contracts are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. Reserves for annuities certain and supplementary contracts in payout status without life contingencies are calculated using a net level premium method. The tabular interest, tabular less actual reserve released, and tabular cost are determined by formula as described in the NAIC instructions or from the basic data for such items. Tabular Interest on funds not involving life contingencies is equal to the end of year reserve balance, less beginning of year reserve balance, less deposits received during the year, less other net change in reserves, plus fees and other charges assessed, plus surrender charges, plus net surrender and withdrawal payments, plus other net transfers to or from separate accounts.

Claim Reserves—Policy and contract claim reserves-life include the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. The liabilities are continually reviewed and adjustments and changes are reflected in the year they are made. Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus.

Policy and contract claim reserves-health include disabled life reserves that reflect amounts that are either not yet due or yet to arise on claims incurred with a continuing loss. Such reserves are based on the statutory interest and claim termination rates based on either industry or a blend of the Company and industry experience in compliance with statutory requirements. Revisions of these estimates are reflected in operations in the year they are made. Unpaid claim liabilities include the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. Such reserves are estimated based upon the Company’s and affiliates’ historical experience and other actuarial assumptions that consider the effects of current developments, payment patterns, membership patterns, anticipated trends, claim utilization, product changes, risk management programs, and other factors. The liabilities are continually reviewed and adjustments and changes are reflected in the year they are made. Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus.

Reinsurance—In the normal course of business, the Company assumes and cedes insurance business from its affiliates and unrelated third parties in order to limit its maximum loss, provide greater diversification of risk, minimize exposures on larger risks, expand certain business lines, and manage capital. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations. Amounts recoverable from reinsurers are reviewed for collectability and length of time overdue on a quarterly basis. Amounts deemed uncollectible are written off through a charge to the statutory statements of operations when the uncollectibility of amounts recoverable from reinsurers is confirmed. Balances are included on the statutory statements of admitted assets, liabilities, and surplus and the statutory statements of operations, net of reinsurance, except for commissions and expense allowances on reinsurance ceded which are shown as income.

Amounts recoverable from reinsurers are based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the amounts recoverable are appropriately established.

Premiums due under reinsurance agreements are reported as negative uncollected premium in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities, and surplus. Experience refunds due under reinsurance agreements are reported as reinsurance recoverables on the statutory statements of admitted assets, liabilities and surplus.

Federal Income Taxes—The provision for income taxes includes amounts paid and accrued. The Company is subject to income tax in the U.S. and several state jurisdictions. Significant judgments and estimates are required in the determination of the Company’s income tax expense, DTAs, and deferred tax liabilities (“DTL”).

Deferred taxes are recognized to the extent there are differences between the statutory and tax basis of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and DTLs is recognized in surplus in the period that includes the enactment date. Deferred taxes are also recognized for carryforward items including net operating loss, capital loss, and charitable contributions. NAIC SAP requires that temporary differences and carryforward items be identified and measured. Deductible temporary differences and carryforward amounts that generate tax benefits when they reverse or are utilized are tax affected in determining the DTA. Taxable temporary differences include items that will generate tax expense when they reverse and are tax affected in determining the DTL.

In the determination of the amount of the DTA that can be recognized and admitted, the NAIC SAP requires that DTAs be limited to an amount that is expected to be realized in the future based on an analysis of the Company’s temporary differences, past financial history, and future earnings projections. The net admitted DTA shall not exceed the excess of the adjusted gross DTA over the gross DTL. The adjusted gross DTA shall be admitted based upon three separately determined components:

i) an amount of taxes paid in prior years which may be recovered through loss carrybacks of existing temporary differences that are expected to reverse within three years from the reporting date; ii) an amount that is limited to the lesser of future deductible temporary differences and carryforward amounts that are expected to be realized within three years from the reporting date, or 15% of adjusted capital and surplus; and iii) an amount where the adjusted gross DTA equals the DTL.

The Company records uncertain tax positions in accordance with NAIC SAP for those instances where it determines that a tax loss contingency meets a more-likely-than-not threshold based on the technical merits. If the estimated loss contingency is greater than 50% of the tax benefit originally recognized, the entire benefit originally recognized is reported as the tax loss contingency. The Company recognizes interest accrued related to uncertain tax positions and penalties as federal income tax expense. The liability for uncertain tax positions and the associated interest liability, if any, are included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus.

Asset Valuation Reserve and Interest Maintenance Reserve—The Company establishes certain reserves under NAIC guidelines. The AVR is determined by formula and is based on the Company’s investments in bonds, preferred stocks, common stocks, mortgage loans, real estate, short-term investments, derivative instruments, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains (losses), other than those resulting from interest rate changes, are credited or charged to the AVR. The IMR is used to defer realized capital gains (losses), net of tax, on sales of bonds and certain other investments that result from interest rate changes. These gains (losses) are then amortized into net investment income, included in net investment income and amortization of IMR on the statutory statements of operations, over what would have been the remaining years to maturity of the underlying investments. Losses in excess of gains are recorded as an asset and nonadmitted.

Premiums and Annuity Considerations and Related Commissions—Life premiums are recognized as income over the premium-paying period of the policies. Health and accident premiums are recognized as income over the terms of the policies. Annuity considerations are recognized as income when received. Considerations received on deposit-type funds, which do not contain any life contingencies, are recorded directly to the related liability. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

Nonadmitted Assets—Certain assets designated as nonadmitted assets, principally net deferred tax assets and suspense items, are excluded from the statutory statements of admitted assets, liabilities, and surplus. The net change in such assets is charged or credited directly to unassigned surplus.

Vulnerability Due to Certain Risks and Concentrations—The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

Morbidity/mortality risk is the risk that experience is unfavorable compared to Company assumptions due to misestimation in setting assumption, catastrophic risk (e.g. pandemic), volatility, and changes in trend. The Company mitigates these risks through reinsurance programs, adherence to strict underwriting guidelines, monitoring underwriting exceptions, and a formal assumption review and approval process.

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company monitors economic and regulatory developments that have the potential to impact its business.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments or cause changes in policyholder behavior resulting in changes in asset or liability cash flows. The Company mitigates this risk through various asset-liability management techniques, including duration matching and matching the maturity schedules of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay. The Company has policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

Liquidity risk is the risk that a given security or asset cannot be traded quickly enough in the market to prevent a loss, generate cash to meet funding requirements, or make a required profit. The Company has established an appropriate liquidity risk management framework to evaluate current and future funding and liquidity requirements. Future liquidity requirements are projected on a regular basis as part of the financial planning process.

Premiums Received in Advance—Premiums received in advance are those premiums that have been received by the Company prior to year-end but which were due after year-end. The total amount of advanced premiums is reported as a liability on the statutory financial statements and is not considered premium income until due.

Fair Value—Financial assets and liabilities have been categorized into a three-level fair value hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to valuation. The input levels are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.

Level 2—Fair value is based on significant inputs that are observable for the asset or liability, either directly or indirectly, through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities and validated or determined through use of valuation methodologies using observable market inputs.

Level 3—Fair value is based on significant unobservable inputs for the asset or liability. These inputs reflect assumptions about what market participants would use in pricing the asset or liability. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, and other similar techniques.

Other-Than-Temporary Declines in Fair Value—The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include the Company’s ability and intent to retain the investment for a period of time sufficient to allow for a recovery in value, the Company’s intent to sell the investment at the reporting date, and the financial condition and prospects of the issuer.

The Company recognizes OTTI of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an OTTI is recognized, the bond is written down to fair value and the amount of the write down is recorded as a realized capital gain (loss) on the statutory statements of operations.

For loan-backed securities, OTTI is recognized when fair value is less than the amortized cost basis and the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery. When an OTTI is recognized because the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery, the amortized cost basis of the loan-backed security is written down to fair value and the amount of the write-down is recorded as a realized capital gain (loss) on the statutory statements of operations.

If the Company does not have the intent to sell and has the intent and ability to retain the investment until recovery, OTTI is recognized when the present value of future cash flows discounted at the security’s effective interest rate is less than the amortized cost basis as of the statutory statements of admitted assets, liabilities, and surplus date. When an OTTI is recognized, the loan-backed security is written down to the discounted estimated future cash flows and is recorded as a realized capital gain (loss) on the statutory statements of operations.

The Company recognizes OTTI of stocks for declines in value that are other-than-temporary and reports those adjustments as realized capital gains (losses) on the statutory statements of operations.

The Company recognizes OTTI of limited partnerships generally when the underlying GAAP equity of the partnership is less than 80% of amortized cost or the limited partnership reports realized capital losses on their statutory financial statements or shows other indicators of loss. When an OTTI is recognized, the limited partnership is written down to fair value and the amount of the impairment is recorded as a realized capital gain (loss) on the statutory statements of operations.

The Company performs a monthly analysis of the prices received from third parties to assess if the prices represent a reasonable estimate of fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.

Correction of Errors—During 2021, the Company discovered errors in the settlement option parameters in a deferred fixed annuity product valuation model, resulting in a cumulative $13,395,650 net overstatement of reserves. These prior year misstatements were not concluded to be material and therefore have been corrected as of December 31, 2021, by decreasing life insurance contract and annuity reserves and increasing prior year adjustment in unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus in accordance with SSAP No. 3 Accounting Changes and Corrections of Errors. The Company did not have any material accounting changes in accounting principles or any corrections of errors in 2020.

Accounting Pronouncements—During 2020, the NAIC issued revisions to SSAP No. 32R Preferred Stock that revised the definitions, measurements, and impairment guidance for preferred stocks. The revisions were effective for the Company on January 1, 2021. Upon adoption of this guidance, the Company recognized an increase to surplus of $33,000,000 related to the valuation of perpetual preferred stock.

In January of 2022, the NAIC issued revisions to SSAP No. 61R Life, Deposit-Type and Accident and Health Reinsurance effective in 2021 that allows affirmative statement in lieu of the disclosures required within paragraphs 79-84 if there are no applicable reinsurance contracts. Additionally, the update eliminates disclosure for non-proportional reinsurance that does not result in significant surplus relief. See Note 9 for the associated disclosures.

2.	INVESTMENTS

Bonds—The carrying value and estimated fair value of investments in bonds, including loan-backed securities, by type, as of December 31, were as follows:

2021	Carrying Value	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Estimated Fair Value

Industrial and miscellaneous	$17,151,724,148	$1,425,284,795	$102,941,253	$18,474,067,690
Special revenue/assessment obligations	1,193,322,473	71,473,294	4,923,123	1,259,872,644
U.S. government	456,283,320	26,006,574	706,389	481,583,505
All other governments	72,290,793	3,025,963	1,141,728	74,175,028
Hybrid securities	146,345,966	6,686,291	396,396	152,635,861
Political subdivision	64,178,558	1,723,098	918,142	64,983,514
States, territories, and possessions	22,207,218	—	209,562	21,997,656
Parent, subsidiary, and affiliate	7,507,553	1,364,115	74,157	8,797,511
Bank loans—unaffiliated	6,285,638	5,093	35,311	6,255,420

Total	$19,120,145,667	$1,535,569,223	$111,346,061	$20,544,368,829

2020	Carrying Value	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Estimated Fair Value

Industrial and miscellaneous	$16,487,116,554	$2,187,621,584	$40,735,716	$18,634,002,422
Special revenue/assessment obligations	1,139,369,445	106,645,754	2,070,626	1,243,944,573
U.S. government	435,758,040	45,987,182	76,592	481,668,630
All other governments	27,772,312	3,720,948	—	31,493,260
Hybrid securities	80,408,486	8,220,179	38,784	88,589,881
Political subdivision	51,126,191	1,628,423	308,627	52,445,987
States, territories, and possessions	22,208,317	256,420	—	22,464,737
Parent, subsidiary, and affiliate	11,849,455	1,933,396	77,313	13,705,538
Bank loans—unaffiliated	51,812	—	—	51,812

Total	$18,255,660,612	$2,356,013,886	$43,307,658	$20,568,366,840

Bonds with an NAIC designation of 6 with carrying values of $5,543,917 and $2,017,407 as of December 31, 2021 and 2020, respectively, were stated at the lower of amortized cost or fair value.

The Company’s bond portfolio was primarily comprised of investment grade securities. Based upon designations by the NAIC, investment grade bonds comprised 96% of the carrying value of the Company’s total bond portfolio as of December 31, 2021 and 2020.

The carrying value and estimated fair value of investment in bonds as of December 31, 2021, by contractual maturity, are shown below. Actual maturities may differ as a result of prepayments by the issuer. MBS and other ABS, which provide for periodic payments throughout their lives, are listed separately.

	Carrying Value	Estimated Fair Value

Due in one year or less	$539,145,185	$546,493,983
Due after one year through five years	2,251,486,098	2,371,006,601
Due after five years through ten years	3,532,462,630	3,781,688,029
Due after ten years	8,657,422,331	9,591,666,675

	14,980,516,244	16,290,855,288
MBS and other ABS	4,139,629,423	4,253,513,541

Total	$19,120,145,667	$20,544,368,829

Aging of unrealized capital losses on the Company’s investments in bonds as of December 31, was as follows:

	Less than One Year		One Year or More		Total
2021	Estimated Fair Value	Gross Unrealized Capital Losses	Estimated Fair Value	Gross Unrealized Capital Losses	Estimated Fair Value	Gross Unrealized Capital Losses

Industries and miscellaneous	$3,562,152,285	$78,907,965	$412,093,061	$24,033,288	$3,974,245,346	$102,941,253
Special revenue	229,202,992	4,659,808	18,807,551	263,315	248,010,543	4,923,123
Political subdivision	17,537,438	918,142	—	—	17,537,438	918,142
Parent, subsidiary, and affiliate	—	—	3,859,639	74,157	3,859,639	74,157
U.S. government	97,524,974	706,389	—	—	97,524,974	706,389
All other governments	25,194,452	1,141,728	—	—	25,194,452	1,141,728
Bank loans— unaffiliated	6,198,270	35,311	—	—	6,198,270	35,311
States, territories, and possessions	2 1,997,657	209,562	—	—	21,997,657	209,562
Hybrid securities	33,680,753	396,396	—	—	33,680,753	396,396

Total	$3,993,488,821	$86,975,301	$434,760,251	$24,370,760	$4,428,249,072	$111,346,061

	Less than One Year		One Year or More		Total
2020	Estimated Fair Value	Gross Unrealized Capital Losses	Estimated Fair Value	Gross Unrealized Capital Losses	Estimated Fair Value	Gross Unrealized Capital Losses

Industries and miscellaneous	$1,230,807,781	$34,438,287	$384,190,445	$6,297,429	$1,614,998,226	$40,735,716
Special revenue	92,257,039	2,070,626	—	—	92,257,039	2,070,626
Political subdivision	7,284,550	308,627	—	—	7,284,550	308,627
Parent, subsidiary, and affiliate	7,432,307	77,313	—	—	7,432,307	77,313
U.S. government	5,268,705	76,592	—	—	5,268,705	76,592
Hybrid securities	10,175,000	38,784	—	—	10,175,000	38,784

Total	$1,353,225,382	$37,010,229	$384,190,445	$6,297,429	$1,737,415,827	$43,307,658

As described in Note 1, the Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. As of December 31, 2021, 74 securities were in an unrealized capital loss position one year or more with an average credit rating of A3 and were 88% investment grade. As of December 31, 2021, 1040 securities were in an unrealized capital loss position less than one year with an average credit rating of Baa2 and were 96% investment grade. Therefore, the Company does not believe the unrealized losses on investments represent an other-than-temporary impairment as of December 31, 2021.

Net realized capital losses for the years ended December 31, 2021 and 2020, include losses of $1,266,337 and $7,447,076, respectively, resulting from other-than-temporary declines in fair value of bonds or changes in expected cash flows, and are not included in the table above.

Proceeds and the gross realized capital gains and gross realized capital losses from the sales or disposals of bonds and common stocks-unaffiliated resulting in gross realized capital gains or gross realized capital losses for the years ended December 31, were as follows:

	2021	2020	2019
Proceeds from sales or disposals:
Bonds	$2,351,748,498	$1,609,460,305	$2,395,682,814
Common stocks—unaffiliated	$67,890,942	$30,514,600	$19,695,300
Net realized capital gains on bonds and common stocks—unaffiliated:
Bonds:
Gross realized capital gains from sales or other disposals	$70,621,153	$62,592,643	$58,901,081
Gross realized capital losses from sales or other disposals	(9,902,296)	(9,698,518)	(17,872,614)
OTTI losses	(1,266,337)	(7,447,076)	(3,035,223)

Net realized capital gains	$59,452,520	$45,447,049	$37,993,244

Common stocks—unaffiliated: net realized capital gains	$5,011,614	$4,162,166	$6,082,104

Bond income due and accrued of $6,531,591 and $4,289,752 related to bonds in default was excluded from net investment income and amortization of IMR during the years ended December 31, 2021 and 2020, respectively.

Preferred Stocks—As of December 31, 2021, the Company held redeemable preferred stocks of four separate issuers with a total carrying value of $18,796,050 and a total estimated fair value of $20,149,626. As of December 31, 2020, the Company held redeemable preferred stocks of four separate issuers with a total carrying value of $10,496,050 and a total estimated fair value of $11,330,433.

As of December 31, 2021, the Company held perpetual preferred stocks of seven separate issuers with a total carrying value and a total estimated fair value of $153,841,059. As of December 31, 2020, the Company held perpetual preferred stocks of three separate issuers with a total carrying value of $108,000,000 and a total estimated fair value of $140,993,227. As of December 31, 2021 and 2020, the Company held a perpetual preferred stock with a single issuer and total estimated fair value of $132,254,227 that is restricted from future sale due to the purchasing agreement.

There were no unrealized capital losses and no net realized capital losses resulting from other-than-temporary declines in fair value of redeemable or perpetual preferred stocks for the years ended December 31, 2021 and 2020.

Common Stocks Unaffiliated—There were no unrealized capital losses and no net realized capital losses resulting from other-than-temporary declines in fair value of common stocks-unaffiliated for the years ended December 31, 2021 and 2020. Included within common stocks-unaffiliated as of December 31, 2021 and 2020 is FHLB capital stocks of $71,887,700 and $63,927,200, respectively. As of December 31, 2021 and 2020, $500,000 were classified as membership-class A stock and not eligible for redemption. As of December 31, 2021 and 2020, $71,387,700 and $63,427,200, respectively, was classified as activity stock and not eligible for redemption. As of December 31, 2021 and 2020, there was no excess membership-class A or activity stock. As of December 31, 2021 and 2020, there were no other common stocks-unaffiliated with restrictions.

Mortgage Loans—The Company invests in mortgage loans collateralized principally by commercial real estate throughout the U.S. Mutual of Omaha and Companion participate in certain of the Company’s mortgage loans. During 2021, the minimum and maximum lending rates for new commercial mortgage loans were 1.50% and 4.63%, respectively. During 2021, the minimum and maximum lending rate for new mezzanine lending loans was 4.44%. During 2020, the minimum and maximum lending rates for commercial mortgage loans were 1.55% and 6.38%, respectively, and there were no mezzanine mortgage loans. During 2021 and 2020, the maximum percentage of any one commercial loan to the value of the collateral security at the time of the loan, exclusive of insured guaranteed or purchase money mortgages was 96% and 83%, respectively. The maximum percentage of any one mezzanine loan to the value of security at the time of the loan, exclusive of insured guaranteed or purchase money mortgages was 31% as of December 31, 2021.

The Company participates or is a co-lender in mortgage loan agreements with other lenders for commercial mortgage loans. These amounts were $536,565,907 and $695,837,078 as of December 31, 2021 and 2020, respectively. The Company was not subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2021.

The Company’s mortgage loan portfolio includes 51 and 50 loan originators as of December 31, 2021 and 2020, respectively. Mortgage loan participations purchased from one loan originator comprise of approximately 8% and 9% of the portfolio book value as of December 31, 2021 and 2020, respectively. The properties collateralizing mortgage loans are geographically dispersed throughout the U.S., with the largest concentration in California of approximately 23% and 21% of the portfolio book value as of December 31, 2021 and 2020, respectively.

Credit Quality Indicators—For purposes of monitoring the credit quality and risk characteristics, the Company considers the current debt service coverage, loan to value ratios, leasing status, average rollover, loan performance, guarantees, and current rents in relation to current markets. The debt service coverage ratio compares a property’s cash flow to amounts needed to service the principal and interest due under the loan. The credit quality indicators are updated annually or more frequently if conditions warrant based on the Company’s credit monitoring process. The Company monitors the credit quality for the insurance segment’s residential loans by reviewing payment activity monthly.

The recorded investment (defined as the aggregate unpaid principal balance adjusted for unamortized premium or discount) in commercial mortgage loans, by credit quality profile, as of December 31, was as follows:

	Debt Service Coverage Ratios
2021	>1.20x	1.00x-1.20x	<1.00x	Total
Loan-to-value ratios:
Less than 65%	$3,120,514,040	$107,776,770	$27,938,890	$3,256,229,700
65% to 75%	220,066,198	—	—	220,066,198
Greater than 75%	6,499,999	990,842	543,937	8,034,778

Total	$3,347,080,237	$108,767,612	$28,482,827	$3,484,330,676

	Debt Service Coverage Ratios
2020	>1.20x	1.00x-1.20x	<1.00x	Total
Loan-to-value ratios:
Less than 65%	$2,644,273,754	$111,669,013	$34,701,246	$2,790,644,013
65% to 75%	215,902,106	1,666,367	466,382	218,034,855
Greater than 75%	1,024,001	—	—	1,024,001

Total	$2,861,199,861	$113,335,380	$35,167,628	$3,009,702,869

Non-Accrual and Past Due Loans—All of the Company’s loans were in current status as of December 31, 2021 and 2020. The recorded investment for loans where the interest rate was reduced was $112,967,853 and $146,556,732 as of December 31, 2021 and 2020, respectively. For the year ended December 31, 2021, the number of loans impacted and the average interest rate reduction was 22 loans and 0.22%, respectively. For the year ended December 31, 2020, the number of loans impacted and the average interest rate reduction was 29 loans and 1.36%, respectively.

Restricted Assets—Information related to the Company’s investment in restricted assets as of December 31, was as follows:

			Percentage
2021	Gross Restricted Assets	Total Admitted Restricted Assets	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$785,380,289	$785,380,289	2.50%	2.52%
Letter stocks or securities restricted as to sale-excluding FHLB capital stocks	132,254,227	132,254,227	0.42	0.42
FHLB capital stocks	71,887,700	71,887,700	0.23	0.23
On deposit with states	3,448,676	3,448,676	0.01	0.01
Pledged collateral to FHLB (including assets backing funding agreements)	2,973,744,828	2,973,744,828	9.47	9.53

Total	$3,966,715,720	$3,966,715,720	12.63%	12.71%

			Percentage
2020	Gross Restricted Assets	Total Admitted Restricted Assets	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$806,171,440	$806,171,440	2.79%	2.82%
Letter stocks or securities restricted as to sale-excluding FHLB capital stocks	100,000,000	100,000,000	0.35	0.35
FHLB capital stocks	63,927,200	63,927,200	0.22	0.22
On deposit with states	3,474,261	3,474,261	0.01	0.01
Pledged collateral to FHLB (including assets backing funding agreements)	2,606,836,486	2,606,836,486	9.03	9.10
Derivative cash collateral	20,865,161	20,865,161	0.07	0.07

Total	$3,601,274,548	$3,601,274,548	12.47%	12.57%

Net Investment Income and Amortization of IMR—The sources of net investment income and amortization of IMR for the years ended December 31, were as follows:

	2021	2020	2019
Bonds	$767,920,355	$739,260,371	$696,650,291
Preferred stocks	1,239,842	1,339,670	1,625,095
Mortgage loans	143,242,921	128,678,092	112,280,641
Real estate	18,702,732	18,334,191	17,873,544
Contract loans	15,852,335	12,476,324	12,432,023
Cash and cash equivalents	24,164	1,309,019	5,881,948
Short-term investments	4,192,848	7,050,658	3,528,100
Other invested assets	79,390,942	39,930,907	27,324,195
Derivative instruments	15,661,518	15,084,297	14,080,187
Other	4,303,648	5,207,327	2,017,064

Gross investment income	1,050,531,305	968,670,856	893,693,088
Amortization of IMR	10,212,783	4,806,029	4,248,625
Investment expenses	(38,052,182)	(44,267,316)	(44,605,460)

Net investment income and amortization of IMR	$1,022,691,906	$929,209,569	$853,336,253

3.	STRUCTURED SECURITIES

The carrying value and estimated fair value of structured securities, by type, as of December 31, were as follows:

2021	Carrying Value	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Estimated Fair Value
MBS:
Commercial	$759,949,223	$49,350,428	$3,003,332	$806,296,319
Residential	909,849,337	53,300,014	2,697,650	960,451,701

	1,669,798,560	102,650,442	5,700,982	1,766,748,020
Other ABS	2,469,830,863	29,813,278	12,878,620	2,486,765,521

Total	$4,139,629,423	$132,463,720	$18,579,602	$4,253,513,541

2020	Carrying Value	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Estimated Fair Value
MBS:
Commercial	$781,514,139	$83,474,524	$2,990,318	$861,998,345
Residential	998,912,580	90,018,243	2,567,604	1,086,363,219

	1,780,426,719	173,492,767	5,557,922	1,948,361,564
Other ABS	2,594,431,317	57,145,906	16,547,720	2,635,029,503

Total	$4,374,858,036	$230,638,673	$22,105,642	$4,583,391,067

Aging of unrealized capital losses on the Company’s structured securities as of December 31, was as follows:

	Less than One Year		One Year or More		Total
2021	Estimated Fair Value	Gross Unrealized Capital Losses	Estimated Fair Value	Gross Unrealized Capital Losses	Estimated Fair Value	Gross Unrealized Capital Losses
MBS:
Commercial	$165,101,255	$2,345,368	$12,627,719	$657,963	$177,728,974	$3,003,331
Residential	127,830,773	2,573,258	3,696,271	124,393	131,527,044	2,697,651

	292,932,028	4,918,626	16,323,990	782,356	309,256,018	5,700,982
Other ABS	1,084,966,612	11,059,481	123,427,087	1,819,139	1,208,393,699	12,878,620

Total	$1,377,898,640	$15,978,107	$139,751,077	$2,601,495	$1,517,649,717	$18,579,602

	Less than One Year		One Year or More		Total
2020	Estimated Fair Value	Gross Unrealized Capital Losses	Estimated Fair Value	Gross Unrealized Capital Losses	Estimated Fair Value	Gross Unrealized Capital Losses
MBS:
Commercial	$97,805,630	$2,785,124	$4,772,023	$205,194	$102,577,653	$2,990,318
Residential	82,478,879	2,400,433	5,952,603	167,171	88,431,482	2,567,604

	180,284,509	5,185,557	10,724,626	372,365	191,009,135	5,557,922
Other ABS	552,758,614	11,142,056	363,074,116	5,405,664	915,832,730	16,547,720

Total	$733,043,123	$16,327,613	$373,798,742	$5,778,029	$1,106,841,865	$22,105,642

A portion of the Commercial and Residential MBS portfolios are backed by collateral guaranteed or insured by a government agency. As of December 31, 2021 and 2020, 69% and 68%, respectively, of the carrying value of Residential MBS portfolio was guaranteed by a government agency. As of December 31, 2021 and 2020, 48% and 57%, respectively, of the carrying value of Commercial MBS portfolio was guaranteed by a government agency.

There was no OTTI on loan-backed and structured securities related to the intent to sell, inability or lack of intent to hold for a period of time sufficient to recover the amortized cost basis during 2021 or 2020. All of the Company’s OTTI on loan-backed and structured securities during 2021 and 2020 were based on the present value of future cash flows expected to be less than amortized cost basis of the security as shown in the following table:

2021	Amortized Cost Basis Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost Basis After OTTI	Fair Value at the Date of Impairment	Date of Financial Statement Where Reported
CUSIP:
89175VAC7	$6,482,102	$6,433,788	$48,314	$6,433,788	$6,286,137	3/31/2021
12532CAC9	1,987,324	1,477,577	509,748	1,477,577	1,478,127	12/31/2021
55400EAC3	1,115,424	1,100,878	14,546	1,100,878	1,081,433	12/31/2021
61767FAL5	2,053,138	1,472,098	581,040	1,472,098	1,568,060	12/31/2021
64828MBB2	6,077,850	5,965,160	112,590	5,965,160	5,928,985	12/31/2021

Total	$17,715,838	$16,449,501	$1,266,338	$16,449,501	$16,342,742

2020	Amortized Cost Basis Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost Basis After OTTI	Fair Value at the Date of Impairment	Date of Financial Statement Where Reported
CUSIP:
26827EAA3	$2,011,640	$1,978,470	$33,171	$1,978,470	$1,820,517	6/30/2020
15132EJD1	2,613,027	2,596,070	16,957	2,596,070	2,539,142	6/30/2020
98944PAB3	9,777,792	9,686,768	91,024	9,686,768	8,334,923	6/30/2020
03235TAA5	2,659,084	1,548,324	1,110,760	1,548,324	1,548,324	9/30/2020
94354KAA8	2,839,050	2,832,578	6,472	2,832,578	2,633,524	9/30/2020
826525AD9	4,069,060	3,887,859	181,200	3,887,859	4,008,827	12/31/2020

Total	$23,969,653	$22,530,069	$1,439,584	$22,530,069	$20,885,257

The aggregate amount of prepayment penalties and acceleration fees in bonds, including loan-backed and structured securities, recognized in net investment income and included in net investment income and amortization of IMR on the statutory statements of operations as of December 31, 2021 and 2020 was $39,508,252 and $31,725,226, from 126 and 48 CUSIPs, respectively.

4.	FAIR VALUE MEASUREMENTS

The categorization of fair value measurements determined on a recurring basis, by input level, as of December 31, was as follows:

2021	Quoted Prices in Active Markets for Identical Assets or liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
State and political subdivisions securities	$—	$272,978	$—	$272,978
Common stocks—unaffiliated	4,077,511	71,887,700	—	75,965,211
Securities lending and repurchase agreement cash collateral	785,380,289	—	—	785,380,289
Derivative assets	—	20,682,577	—	20,682,577
Other asset-backed securities	—	—	1,101,365	1,101,365
Commercial mortgage-backed securities	—	4,169,574	—	4,169,574
Preferred stocks	—	26,586,832	—	26,586,832
Securities lending and repurchase agreement cash collateral liability	(785,380,289)	—	—	(785,380,289)
Derivative cash collateral held liability	(79,402,000)	—	—	(79,402,000)

Total without separate accounts	(75,324,489)	123,599,661	1,101,365	49,376,537
Separate accounts	2,741,218,916	2,349,627,863	—	5,090,846,779

Total	$2,665,894,427	$2,473,227,524	$1,101,365	$5,140,223,316

2020	Quoted Prices in Active Markets for Identical Assets or liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
State and political subdivisions securities	$—	$262,107	$—	$262,107
Common stocks—unaffiliated	8,689,421	63,927,200	—	72,616,621
Securities lending and repurchase agreement cash collateral	806,171,440	—	—	806,171,440
Derivative assets	—	12,819,361	—	12,819,361
Derivative cash collateral held	20,865,161	—	—	20,865,161
Securities lending and repurchase agreement cash collateral liability	(806,171,440)	—	—	(806,171,440)
Derivative cash collateral held liability	(7,040,000)	—	—	(7,040,000)

Total without separate accounts	22,514,582	77,008,668	—	99,523,250
Separate accounts	2,440,871,517	2,077,085,239	—	4,517,956, 756

Total	$2,463,386,099	$2,154,093,907	$—	$4,617,480,006

A description of the significant inputs and valuation techniques used to determine estimated fair value for level 2 and level 3 assets and liabilities, as applicable, on a recurring basis is as follows:

Level 2 Measurements

State and Political Subdivisions Securities—These securities are principally valued using the market approach, which uses prices and other relevant information generated by market transactions for similar assets. The valuation of these securities is based primarily on quoted prices in active markets, or through the use of matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread from the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Common Stocks-Unaffiliated—These FHLB capital stocks are only redeemable at par, so the fair value is presumed to be par.

Derivative Assets—These derivatives are principally valued using an income approach. The valuation of these securities is based on present value techniques and option pricing models, which utilize significant inputs that may include implied volatility, the swap yield curve, LIBOR basis curves, and repurchase rates.

Commercial Mortgage-Backed Securities—These securities are principally valued using the market approach or the income approach. The valuation of these securities is based primarily on matrix pricing or other similar techniques using standard market inputs, including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios, and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance, and vintage of loans.

Preferred Stocks—These securities are principally valued using the market approach. The valuation of these securities is based principally on observable inputs including quoted prices in markets that are not considered active.

Separate Accounts—Separate accounts are comprised primarily of common collective trusts which are valued based on independent pricing services and non-binding broker quotations. The pricing services, in general, employ a market approach to valuing portfolio investments using market prices from exchanges or matrix pricing when quoted prices are not available and other relevant data inputs as necessary. When current market prices or pricing service quotations are not available, the trustees use contractual cash flows and other inputs to value the funds.

Level 3 Measurements

In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are illiquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency to develop the valuation estimates, causing these investments to be classified in Level 3.

Other Asset-Backed Securities—These securities are principally valued using the market approach. The valuation of these securities is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations.

Net Transfers into and out of Level 3—During the year ended December 31, 2021, there was one transfer into Level 3. During the year ended December 31, 2020, there was one transfer out of Level 3 and one transfer in/out of Level 3, respectively.

Changes in assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the years ended December 31, 2021 and 2020, were as follows:

	Balance January 1, 2021	Capital Included in Realized Gains	Sales and Repayments	Settlements Paydowns Amortizations	Net Transfers Into Level 3	Net Transfers Out of Level 3	December Balance 2021
Other asset-backed securities	$—	$—	$—	$(377,552)	$1,478,917	$—	$1,101,365

	Balance January 1, 2020	Capital Included in Realized Gains	Sales and Repayments		Net Transfers Into Level 3	Net Transfers Out of Level 3	Balance December 2020
U.S. corporate securities	$—	$(4,500,000)	$(10,500,000)	$—	$15,000,000	$—	$—
Common stocks—unaffiliated	800,000	—	—	—	—	(800,000)	—

Total	$800,000	$(4,500,000)	$(10,500,000)	$—	$15,000,000	$(800,000)	$—

Fair Value of Financial Instruments—The carrying value, estimated fair value, and fair value hierarchy level of the Company’s financial instruments as of December 31, were as follows:

2021	Carrying Value	Estimated Fair Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial assets:
Bonds	$19,120,145,667	$20,544,368,829	$—	$18,471,818,797	$2,072,550,032	$—
Preferred stocks	172,637,109	173,990,685	—	41,736,458	—	132,254,227
Common stocks—unaffiliated	85,626,311	85,626,311	4,077,511	71,887,700	—	9,661,100
Mortgage loans—net	3,484,330,676	3,657,932,699	—	—	3,657,932,699	—
Other invested assets—surplus notes	67,940,548	70,120,610	—	70,120,610	—	—
Contract loans	202,972,259	202,972,259	—	—		202,972,259
Cash and cash equivalents	(30,401,296)	(30,401,296)	(30,401,296)	—	—	—
Short-term investments	326,675,000	326,675,000	—	326,675,000	—	—
Securities lending and repurchase agreement cash collateral	785,380,289	785,380,289	785,380,289	—	—	—
Other invested assets—derivative assets	55,424,847	79,495,362	—	79,495,362	—	—
Financial liabilities:
Deposit-type contracts	4,715,196,623	4,703,193,983	—	—	4,703,193,983	—
Securities lending and repurchase agreement cash collateral liability	785,380,289	785,380, 289	785,380,289	—	—	—
Other liabilities—derivative cash collateral	79,402,000	79,402,000	79,402,000	—	—	—
Other liabilities—derivative liabilities	30,442,567	7,507,984		7,507,984	—	—
Borrowings	302,598,344	303,096,047	282,076,176	21,019,871	—	—

2020	Carrying Value	Estimated Fair Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial assets:
Bonds	$18,255,660,612	$20,568,366,840	$—	$17,942,843,880	$2,625,522,960	$—
Preferred stocks	118,496,050	120,069,233	—	20,069,233	—	100,000,000
Common stocks—unaffiliated	76,877,721	76,877,721	8,689,421	63,927,200	—	4, 261,100
Mortgage loans—net	3,009,702,869	3,218,217,198	—	—	3,218,217,198	—
Other invested assets—surplus notes	53,653,036	57,132,763	—	57,132,763	—	—
Contract loans	197,990,533	197,990,533	—	—	—	197,990,533
Cash and cash equivalents	(31,965,487)	(31,966,137)	(31,966,137)	—	—	—
Short-term investments	313,574,991	313,634,082		313,634,082	—	—
Securities lending and repurchase agreement cash collateral	806,171,440	806,171,440	806,171,440	—	—	—
Other invested assets—derivative assets	28,750,959	35,664,991	—	35,664,991	—	—
Financial liabilities:
Deposit-type contracts	4,071,281,930	3,986,961,904	—	—	3,986,961,904	—
Securities lending and repurchase agreement cash collateral liability	806,171,440	806,171,440	806,171,440	—	—	—
Other liabilities—derivative cash collateral	7,040,000	7,040,000	7,040,000	—	—	—
Other liabilities—derivative liabilities	62,704,314	51,101,913		51,101,913	—	—
Borrowings	351,030,175	352,536,561	262,252,595	90,283,966	—	—

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments;

Bonds—Fair values for bonds, including loan-backed securities, are based on quoted market prices, where available. For bonds for which market values are not readily available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date.

Preferred Stocks—Fair values for preferred stocks are based on market value, where available. For preferred stocks for which market values are not available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date. It is not practicable to measure the value in certain private preferred stocks and the carrying value approximates fair value.

Common Stocks-Unaffiliated—These securities are principally valued using the market approach. The valuation of these securities is based principally on observable inputs including quoted prices in active markets. It is not practicable to measure the fair value in certain common stocks-unaffiliated when using the equity method and when measuring fair value in certain private stock.

Mortgage Loans-Net—Fair values for mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

Other Invested Assets-Surplus Notes—Fair values for other invested assets-surplus notes are based on quoted market prices for similar assets.

Contract Loans—Contract loans are stated at the aggregate unpaid balance plus any accrued interest which is 90 days or more past due. It is not practicable to determine fair value as contract loans are often repaid by reducing the policy benefits and have variable maturity dates. As of December 31, 2021 and 2020, the effective interest rate was 6.26% and 6.37%, respectively.

Cash and Cash Equivalents—The carrying value for cash and other cash equivalents approximates fair value.

Short-term Investments—Fair values for short-term investments includes public bonds and short-term unsecured revolving credit notes. The public bonds are valued using a discounted cash flow methodology using standard market observable inputs, and inputs derived from, or corroborated by, market observable data, including the market yield curve, duration, call provisions, observable prices, and spreads for similar publicly traded issues that incorporate the credit quality and industry sector of the issuer. The carrying value of short-term unsecured revolving credit notes approximates fair value and are included within Level 2 due to the internal nature and with no public market.

Securities Lending and Repurchase Agreement Cash Collateral, Other Liabilities-Derivative Cash Collateral, and Securities Lending and Repurchase Agreement Cash Collateral Liability—Comprised of U.S. Direct Obligation/Full Faith and Credit Exempt money market instruments, commercial paper, cash, and all highly-liquid debt securities purchased with an original maturity of less than three months. The money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. If public quotations are not available for commercial paper or debt securities, because of the highly-liquid nature of these assets, the carrying value may be used to approximate fair value.

Other Invested Assets-Derivative Assets and Other Liabilities-Derivative Liabilities—These derivatives are principally valued using an income approach. The valuation of these securities is based on present value techniques and option pricing models, which utilize significant inputs that may include implied volatility, the swap yield curve, LIBOR basis curves, and repurchase rates.

Deposit-type Contracts—Fair values of guaranteed interest contracts, annuities, and supplementary contracts without life contingencies in payout status are estimated by calculating an average present value of expected cash flows over a broad range of interest rate scenarios using the current market risk-free interest rates adjusted for spreads required for publicly traded bonds issued by comparably rated insurers. The carrying value for all other deposit-type contracts approximates fair value.

Borrowings—Fair values of long-term FHLB borrowings are estimated by discounting expected future cash flows using current interest rates for debt with comparable terms and included in Level 2. Fair values of short-term FHLB borrowings approximates carrying value and thus is included in Level 1. The carrying value of short-term unsecured revolving credit notes approximates fair value and are included within Level 2 due to the internal nature and with no public market.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The following table summarizes the Company’s derivative financial instruments as of December 31:

	Notional Amount	Credit Exposure	Carrying Value		Estimated Fair Value
2021			Assets	Liabilities	Assets	Liabilities
Foreign currency swaps	$1,304,900,552	$20,416,138	$34,742,270	$30,442,567	$58,812,785	$7,507,984
Purchase options-other call options and warrants	405,451,850	—	20,682,577	—	20,682,577	—

Total	$1,710,352,402	$20,416,138	$55,424,847	$30,442,567	$79,495,362	$7,507,984

	Notional Amount	Credit Exposure	Carrying Value		Estimated Fair Value
2020			Assets	Liabilities	Assets	Liabilities
Foreign currency swaps	$1,153,894,412	$18,279,889	$15,931,598	$62,704,314	$22,845,630	$51,101,913
Purchase options-other call options and warrants	166,416,212	—	12,819,361	—	12,819,361	—

Total	$1,320,310,624	$18,279,889	$28,750,959	$62,704,314	$35,664,991	$51,101,913

The following changes in value of derivatives for the years ended December 31, were reported on the statutory financial statements as follows:

2021	Unassigned Surplus	Net Realized Capital Gains (Loss)	Net Investment Income
Foreign currency swaps	$51,025,619	$(1,765,920)	$15,796,160
Purchase options-other call options and warrants	2,102,201	8,270,878	—

Total	$53,127,820	$6,504,958	$15,796,160

2020	Unassigned Surplus	Net Realized Capital Gains	Net Investment Income
Foreign currency swaps	$(68,073,353)	$1,477,620	$15,206,402
Purchase options-other call options and warrants	1,626,010	3,327,727	—

Total	$(66,447,343)	$4,805,347	$15,206,402

2019	Unassigned Surplus	Net Realized Capital Gains	Net Investment Income
Foreign currency swaps	$(18,521,552)	$1,924,824	$14,083,188
Purchase options-other call options and warrants	5,763,061	56,449	—

Total	$(12,758,491)	$1,981,273	$14,083,188

Certain of the Company’s derivative instruments contain provisions requiring collateral against fair value subject to minimum transfer amounts. The aggregate fair value of all the derivative instruments with collateral features resulted in a net asset of $71,987,379 as of December 31, 2021 and a net liability of $15,436,922 as of December 31, 2020. The Company did not pledge collateral as of December 31, 2021. The Company pledged $20,865,000 of cash collateral as of December 31, 2020. The Company was holding $79,402,000 and $7,040,000 of cash collateral reflected as assets within the statutory financial statements as of December 31, 2021 and 2020, respectively.

6.	INCOME TAXES

The Company is part of an affiliated group of corporations that files a consolidated U.S. Corporate Income Tax Return. As of December 31, 2021, the Company’s federal income tax return was consolidated with the following affiliates: Mutual of Omaha; Mutual DMLT Holdings, LLC; Mutual of Omaha Holdings, Inc. and its subsidiaries; Mutual of Omaha Medicare Advantage Company; Omaha Financial Holdings, Inc. and certain of its subsidiaries including Mutual Community Development Company and Mutual of Omaha Mortgage, Inc. (“Mutual of Omaha Mortgage”); Omaha Health Insurance Company; Omaha Supplemental Insurance Company; Medicare Advantage Company; Mutual Structured Settlement; Omaha Re; United DMLT; and United World . The Company also files state income tax returns in certain jurisdictions.

Federal income tax is allocated between the members of the consolidated return pursuant to a written agreement approved by the Board of Directors. The Company’s provision for federal income tax incurred is based on a separate return calculation wherein the current tax benefit for net operating losses, capital losses, charitable contributions, and credits are not included until such would have been recognized on a separate return basis.

On December 22, 2017, the Tax Cuts and Jobs Act (“Act”) was signed into law. The Act included numerous changes, including a permanent reduction in the federal corporate income tax rate from 35% to 21%.

There were no deposits reported as admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2021 and 2020.

Federal income tax (benefit) incurred for the years ended December 31, consisted of the following major components:

	2021	2020	2019
Current federal income tax (benefit)	$(14,374,035)	$70,484,494	$97,586,868
Current foreign income tax	270,000	854,000	420,000

Federal and foreign income tax (benefit)	(14,104,035)	71,338,494	98,006,868
Federal income tax on net realized capital loss	19,766,770	15,768,882	3,225,985

Total federal and foreign income tax	5,662,735	87,107,376	101,232,853
Change in net deferred income tax benefit	(7,130,401)	(33,572,888)	(45,468,745)

Total federal and foreign income tax (benefit) incurred	$(1,467,666)	$53,534,488	$55,764,108

Reconciliations between federal and foreign income tax (benefit) based on the federal corporate income tax rate and the effective tax rate for the years ended December 31, were as follows:

	2021	2020	2019
Net income (loss) from operations before federal and foreign income tax (benefit) and net realized capital gain	$(46,327,896)	$154,901,975	$228,231,647
Net realized capital gain before federal and foreign income tax (benefit) and transfers to IMR	70,892,212	53,120,945	41,687,002

Total pre-tax income	24,564,316	208,022,920	269,918,649
Statutory tax rate	21%	21%	21%

Expected federal and foreign income tax incurred	5,158,506	43,684,813	56,682,916
Prior year adjustments	(1,792,482)	1,166,077	1,391,673
Dividends received deduction	(1,314,705)	(1,462,867)	(1,473,445)
Amortization and release of IMR	(2,179,314)	(1,800,615)	(3,537,164)
Nonadmitted tax assets in surplus	(3,827,089)	(4,116,996)	(62,497)
Reserve adjustments to surplus	6,607,329	2,311,525	(7,199,131)
Adjustments to ceding commission	(3, 781,975)	13,639,235	8,356,287
LIHTC investments net of amortization	(656,080)	(519,624)	3,186,447
Other	318,144	632,940	1,024,380

Federal and foreign income tax (benefit) at effective tax rate before 2017 tax legislation	(1,467,666)	53,534,488	58,369,466
Impact of 2017 tax legislation	—	—	(2,605,358)

Total federal and foreign income tax (benefit) at effective tax rate after 2017 tax legislation	$(1,467,666)	$53,534,488	$55,764,108

There were no net operating loss carryforwards as of December 31, 2021.

The Company had $44,282,539 income taxes incurred that will be available for recoupment as of December 31, 2021, of which $5,603,273, will expire at the end of December 31, 2022.

As of December 31, 2021, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within twelve months of the reporting date.

The components of DTA and DTL as of December 31, were as follows:

	2021
	Ordinary	Capital	Total
Gross DTA	$377,625,157	$10,382,099	$388,007,256
Nonadmitted DTA	(103,575,346)	—	(103,575,346)

Net admitted DTA	274,049,811	10,382,099	284,431,910
DTL	(95,512,833)	(74,654,799)	(170,167,632)

Net DTA (DTL)	$178,536,978	$(64,272,700)	$114,264,278

	2020
	Ordinary	Capital	Total
Gross DTA	$375,472,324	$11,629,258	$387,101,582
Nonadmitted DTA	(146,600,394)	—	(146,600,394)

Net admitted DTA	228,871,930	11,629,258	240,501,188
DTL	(104,276,889)	(37,936,986)	(142,213,875)

Net DTA (DTL)	$124,595,041	$(26,307,728)	$98,287,313

The Company has admitted DTAs as of December 31, as follows:

	2021
	Ordinary	Capital	Total
Federal income tax paid in prior years recoverable through loss carrybacks	$—	$10,194,116	$10,194,116

Adjusted gross DTA expected to be realized (lesser of 1 or 2)	104,070,162	—	104,070,162

1. Adjusted gross DTA expected to be realized following the balance sheet date	104,070,162	—	104,070,162
2. Adjusted gross DTA allowed per limitation threshold	N/A	N/A	266,108,406
Adjusted gross DTA that can be offset against DTL	169,979,649	187,983	170,167,632

DTA admitted as the result of application of SSAP No. 101	$274,049,811	$10,382,099	$284,431,910

	2020
	Ordinary	Capital	Total
Federal income tax paid in prior years recoverable through loss carrybacks	$—	$1,974,303	$1,974,303

Adjusted gross DTA expected to be realized (lesser of 1 or 2)	96,313,010	—	96,313,010

1. Adjusted gross DTA expected to be realized following the balance sheet date	96,313,010	—	96,313,010
2. Adjusted gross DTA allowed per limitation threshold	N/A	N/A	269,383,678
Adjusted gross DTA that can be offset against DTL	132,558,920	9,654,955	142,213,875

DTA admitted as the result of application of SSAP No. 101	$228,871,930	$11,629,258	$240,501,188

The authorized control level risk-based capital (“RBC”) ratio percentages used to determine recovery period and threshold limitation amounts were 767% and 809% as of December 31, 2021 and 2020, respectively. The amounts of adjusted capital and surplus used to determine recovery period and threshold limitations were $2,154,335,066 and $1,972,445,917 as of December 31, 2021 and 2020, respectively.

The impact of tax planning strategies as of December 31, 2021, was as follows:

	Ordinary	Capital	Total
Adjusted gross DTAs	$377,625,157	$10,382,099	$388,007,256
Percentage of total adjusted gross DTAs	0.0%	79.2%	79.2%
Net admitted adjusted gross DTAs	$274,049,811	$10,382,099	$284,431,910
Percentage of total net admitted adjusted gross DTAs	0.0%	79.2%	79.2%

‘The Company’s tax planning strategy did not include reinsurance. The Company did not utilize an income tax planning strategy for the realization of the DTA in 2020.

The tax effects of temporary differences that give rise to significant portions of the DTA and DTL as of December 31, were as follows:

	2021	2020	Change
DTA:
Ordinary:
Policy reserves	$152,129,313	$177,495,406	$(25,366,093)
Deferred acquisition costs	195,142,172	172,958,725	22,183,447
Compensation and benefit accruals	5,187,034	5,297,614	(110,580)
Nonadmitted assets	21,607,179	17,780,089	3,827,090
Other	3,559,459	1,940,490	1,618,969

Subtotal	377,625,157	375,472,324	2,152,833
Nonadmitted DTA	(103,575,346)	(146,600,394)	43,025,048

Admitted ordinary DTA	274,049,811	228,871,930	45,177,881

Capital:
Investments	10,382,099	11,629,258	(1,247,159)

Admitted capital DTA	10,382,099	11,629,258	(1,247,159)

Admitted DTA	284,431,910	240,501,188	43,930,722

DTL:
Ordinary:
Investments	(16,183,323)	(16,821,740)	638,417
Fixed assets	(5,299,994)	(5,777,245)	477,251
Reserve basis adjustments	(55,128,820)	(66,358,575)	11,229,755
Advanced commissions	(18,839,064)	(15,228,965)	(3,610,099)
Other	(61,632)	(90,364)	28,732

Subtotal	(95,512,833)	(104,276,889)	8,764,056

Capital:
Investments	(74,483,581)	(37,483,761)	(36,999,820)
Real estate	(171,218)	(453,225)	282,007

Subtotal	(74,654,799)	(37,936,986)	(36,717,813)

DTL	(170,167,632)	(142,213,875)	(27,953,757)

Net admitted DTA	$114,264,278	$98,287,313	$15,976,965

The Company’s deferred tax liability does not include a deferred tax liability for investment subsidiaries.

The change in net deferred income tax (benefit), exclusive of nonadmitted assets reported separately from the change in net deferred income tax (benefit) in surplus, during the years ended December 31, was comprised of the following:

	2021	2020	Change
DTA	$388,007,256	$387,101,582	$905,674
DTL	(170,167,632)	(142,213,875)	(27,953,757)

Net DTA	$217,839,624	$244,887,707	(27,048,083)

Tax effect of unrealized capital gains (losses)			34,178,484

Change in net deferred income tax (benefit)			$7,130,401

	2020	2019	Change
DTA	$387,101,582	$357,463,316	$29,638,266
DTL	(142,213,875)	(150,574,644)	8,360,769

Net DTA	$244,887,707	$206,888,672	37,999,035

Tax effect of unrealized capital gains (losses)			(4,426,147)

Change in net deferred income tax (benefit)			$33,572,888

7.	RELATED PARTY INFORMATION

The Company’s investments in non-insurance subsidiary, controlled, or affiliated entities’ (“SCA”), as of December 31, were as follows:

	2021		2020
	Admitted	Nonadmitted	Admitted	Nonadmitted
Fulcrum	$59,343,673	$—	$49,455,416	$—
MOOF	169,501,575	—	70,352,316	—
Earnest SLR Trust	3,933,796	—	7,509,621	—
Legacy Benefits Ins Settlement	3,573,757	—	4,339,834	—
MHEG	13,511,408	—	15,021,782	—
Boston	33,559,753	—	35,840,081	—
Mutual of Omaha Mortgage	246,175,000	—	306,950,000	—
Discovery Mortgage Loan Trust Series 2021-25	149,852,099	—	—	—
United DMLT	1,513,658	—	—	—
Cloverlay	11,023,116	—	—	—

The audited statutory surplus of the Company’s wholly owned insurance SCA, Omaha Re, reflects a departure from NAIC SAP for a prescribed practice from the NDOI, which requires an excess of loss asset be recorded as an admitted asset. The Company, however, has adjusted the investment in Omaha Re to be consistent with NAIC SAP, which does not allow the excess of loss asset to be an admitted asset.

The Company has an investment in a New York domiciled insurance SCA, Companion, for which the audited statutory surplus and income reflects a departure from NAIC SAP for accounting practices prescribed or permitted by the New York State Department of Financial Services. The differences primarily relate to reserve valuations under New York Circular Letter 11 and NAIC Actuarial Guideline 38 and VM-30/ New York Regulation 147 and 126-NY DFS Special Considerations. In 2021, this increased net income by $27,729,785 and decreased surplus $19,968,741. In 2020, this decreased net income by

$4,464,657 and decreased surplus $35,098,616. The Company’s investment in Companion was $75,905,190 and $50,237,980 at December 31, 2021 and 2020, respectively. The investment would have been $95,873,931 and $85,336,596 at December 31, 2021 and 2020, respectively, without the prescribed or permitted practices. The RBC of Companion would not have triggered a regulatory event had it not used the prescribed or permitted practice above.

Effective March 26, 2021, the Company entered into a $250,000,000 bilateral unsecured revolving credit note with Mutual of Omaha, which is substantially similar to the agreement held in the prior year. As of December 31, 2021 and 2020, there were no outstanding borrowings and $57,300,000 outstanding borrowings, respectively, due from the Company under this agreement included in borrowings and securities lending on the statutory statements of assets, liabilities, and surplus.

The Company has the following borrowing agreements available to related parties as of December 31 which are substantially similar to the agreements held in the prior year. All of the outstanding borrowings due to the Company are included in short-term investments on the statutory statements of admitted assets, liabilities, and surplus.

2021						2020
Borrowing Company	Date Issued	Type of Borrowing	Interest Rates	Maximum Borrowing	Amount Outstanding	Amount Outstanding
Mutual of Omaha	03/26/2021	Bilateral unsecured revolving credit note	0.16%-0.20%	$500,000,000	$80,500,000	$—
Mutual of Omaha Mortgage	10/29/2021	Secured warehouse line agreement	1.88%-1.94%	400,000,000	203,175,000	281,950,000
Mutual of Omaha Mortgage	10/22/2021	Unsecured demand revolving credit note	0.16%-0.20%	50,000,000	43,000,000	25,000,000
Medicare Advantage Company	08/24/2021	Unsecured demand revolving credit note	0.16%-0.20%	30,000,000	—	—

The Company had the following cash transactions with affiliates during the years ended December 31:

	Purchase	Capital Contribution	Return of Capital	Affiliate
2021
February 1	$—	$10,000,000	$—	Companion*
Q3-Q4	147,763,104			Discovery Mortgage Loan Trust Series 2021-25
September 20	—	—	12,000,000	Omaha Re
December 20	—	—	11,000,000	Omaha Re

Total	$147,763,104	$10,000,000	$23,000,000

2020
December 31	$—	$10,000,000	$—	Companion*

2019
January 28	$—	$5,000,000	$—	Medicare Advantage Company
October 30	—	15,000,000	—	Medicare Advantage Company
December 26	—	15,000,000	—	Medicare Advantage Company

Total	$—	35,000,000	$—

*	The Company recorded a capital contribution as a payable to Companion as of December 31, 2020 which was subsequently settled in cash February 1, 2021.

The Company is a member of a controlled group of companies and as such, its results may not be indicative of those if it were to be operated on a stand-alone basis. Any amounts due to or from each affiliated company are presented on a net basis on the statutory financial statements.

Mutual of Omaha and certain of its direct and indirect subsidiaries, including the Company, will make available to each other the services of certain employees, specialists, professionals, skill and experienced administrators, and specialized equipment as needed. The services made available under the agreement, may include, but are not limited to human resources, facilities, print and mail, payroll, finance and accounting, treasury and investments, internal audit, compliance, information technology infrastructure and personnel, marketing, legal, corporate services, broker dealer and investment advisory services, and other services as determined by the parties. Most of the expenses related to these services were paid by Mutual of Omaha and are subject to allocation among Mutual of Omaha and its subsidiaries. Management believes the measures used to allocate expenses among companies provide a reasonable allocation that conforms to NAIC guidelines. Amounts due for these services are included in payable to parent, subsidiaries, and affiliates-net on the statutory statements of admitted assets, liabilities, and surplus.

Additionally, certain amounts paid or collected by Mutual of Omaha, on behalf of the Company, are generally settled within 30 days. The net intercompany payments to affiliates were $1,755,162,697 for the year ended December 31, 2021.

8.	BORROWINGS AND SECURITIES LENDING

A summary of the Company’s borrowings outstanding as of December 31, was as follows:

	Interest Rates	2021	2020
Federal Home Loan Bank line of credit	0.26%	$282,047,900	$78,546,300
Federal Home Loan Bank advances due in 2022	0.29	—	183,693,600
Federal Home Loan Bank advances due in 2023	0.37	5,000,000	5,000,000
Federal Home Loan Bank advances due in 2024	5.03	15,454,535	26,363,627
Federal Home Loan Bank line of credit—accrued interest due in 2022 and 2021, respectively	variable	95,909	126,648
Bilateral unsecured revolving line of credit with parent	0.18	—	57,300,000
Securities lending	N/A	785,380,289	806,171,440

		$1,087,978,633	$1,157,201,615

FHLB—The Company is a member of the FHLB of Topeka. The Company has an agreement with the FHLB under which the Company pledges FHLB approved collateral in return for extensions of credit. It is part of the Company’s strategy to utilize these funds for operations or other long-term projects. The Company and Mutual of Omaha have each entered into borrowing agreements with the FHLB. Through its membership, the Company has also entered into funding agreement contracts with the FHLB that are used as part of the Company’s interest spread strategy. The Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with other deposit-type contracts. The Company and Mutual of Omaha have been authorized by their Boards of Directors to obtain extensions of credit under their agreements with the FHLB on a combined basis in an amount not to exceed $2,500,000,000. Of that amount, up to $400,000,000 may be provided to its mortgage origination affiliate. As of December 31, 2021 and 2020, there were $15,454,535 and $31,363,627, respectively, long-term and $287,047,900 and $262,239,900, respectively, short-term outstanding borrowings.

The general account collateral pledged to FHLB as of December 31, was as follows:

	2021	2020
Estimated fair value	$3,138,346,042	$2,840,986,470
Carrying value	2,973,744,828	2,606,836,486
Aggregate total borrowing	1,597,502,435	1,372,157,227

The general account maximum collateral pledged during the years ended December 31, was as follows:

	2021	2020
Estimated fair value	$3,138,346,042	$2,852,590,968
Carrying value	2,973,744,828	2,618,411,747
Amount borrowed at time of maximum collateral	1,597,502,435	1,420,147,809

The general account amount borrowed from FHLB as of December 31, was as follows:

	2021	2020
Debt	$302,502,435	$293,603,527
Funding agreements	1,295,000,000	1,127,000,000

Aggregate total	$1,597,502,435	$1,420,603,527

The maximum amount of general account aggregate borrowings from FHLB during the years ended December 31, was as follows:

	2021	2020
Debt	$743,261,345	$800,802,846
Funding agreements	1,297,000,000	807,000,000

Aggregate total	$2,040,261,345	$1,607,802,846

As of December 31, 2021, the funding agreement contracts mature as follows:

2022	$82,000,000
2023	385,000,000
2024	388,000,000
2025	70,000,000
2026	288,000,000
2027	82,000,000

$1,295,000,000

As of December 31, 2021 and 2020, the debt and funding agreements were subject to prepayment penalties.

Transfer and Servicing of Financial Assets—The Company has an agreement to sell and repurchase securities. Securities with a fair value of $745,579,971 were on loan for securities lending and $19,612,500 for bilateral repurchase lending under the program as of December 31, 2021. The Company had securities with a fair value of $735,014,611 on loan for securities lending and $61,639,840 for bilateral repurchase lending under the program as of December 31, 2020. The

Company was liable for cash collateral of $766,134,943 for security lending and $19,245,346 for repurchase lending as of December 31, 2021. The Company was liable for cash collateral of $745,113,808 for security lending and $61,057,632 for repurchase lending as of December 31, 2020.

The transfers of financial assets accounted for as secured borrowings as of December 31, were as follows:

	2021	2020
Assets:
Cash	$69,999,409	$48,005,649
Cash equivalents	283,856,956	325,035,100
Short-term investments	240,027,974	184,568,885
Bonds	191,495,950	248,561,806

Total securities lending cash collateral	$785,380,289	$806,171,440

Liabilities:
Securities lending cash collateral	$785,380,289	$806,171,440

The Company has accepted collateral that it is permitted to sell or repledge under the Company’s security lending program. The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher-yielding securities than the securities which the Company has lent to other entities under the arrangement. The estimated fair values of the Company’s contractually obligated collateral positions, securities which the borrower may request the return on demand, as of December 31, were as follows:

	2021	2020
30 days or less	$294,982,970	$325,351,158
31 to 60 days	49,354,682	59,975,725
61 to 90 days	130,684,390	54,043,731
Greater than 90 days	310,398,108	365,739,336

Total collateral received	$785,420,150	$805,109,950

The amortized cost and estimated fair value of the Company’s collateral reinvested under the Company’s security lending program as of December 31, were as follows:

2021	Amortized Cost	Estimated Fair Value
Less than 30 days	$294,982,970	$294,982,970
31 to 60 days	49,351,109	49,354,682
61 to 90 days	130,684,390	130,684,390
91 to 120 days	12,698,409	12,698,354
121 to 180 days	53,560,602	53,560,602
181 to 365 days	112,014,154	112,032,398
1 to 2 years	63,897,370	63,876,061
2 to 3 years	17,713,860	17,696,133
Greater than 3 years	50,477,425	50,534,560

Total collateral reinvested	$785,380,289	$785,420,150

2020	Amortized Cost	Estimated Fair Value
Less than 30 days	$325,350,827	$325,351,158
31 to 60 days	59,974,917	59,975,725
61 to 90 days	54,043,731	54,043,731
91 to 120 days	13,153,971	13,157,955
121 to 180 days	25,114,000	25,129,133
181 to 365 days	160,127,772	160,168,671
1 to 2 years	86,364,837	86,364,508
2 to 3 years	30,903,806	30,913,484
Greater than 3 years	51,137,579	50,005,585

Total collateral reinvested	$806,171,440	$805,109,950

The Company holds securities with a fair value of $785,420,150 and $805,109,950 in response to collateral of $785,570,228 and $778,771,983 that could be called within one day’s notice as of December 31, 2021 and 2020, respectively. Excess liquidity at the Enterprise-Wide Limit would be used to fulfill any remaining obligation due to the Company’s lending counterparties. Of the collateral received, $128,851,891 was for transactions that extended beyond one year from December 31, 2021.

The maximum amount and ending balance for repurchase agreements accounted for as secured borrowings, by maturity, during the years ended December 31, were as follows:

	2021	2020
Maximum amount:
Overnight	$33,801,500	$38,539,500
1 week to 1 month	26,830,066	53,693,950
Ending balance:
Overnight	$19,250,000	$33,801,500
1 week to 1 month	—	27,244,387

The maximum amount and ending balance for securities sold under repurchase agreements accounted for as secured borrowings, during the years ended December 31, were as follows:

	2021	2020
Maximum amount:
Carrying value	$55,477,758	$56,758,916
Estimated fair value	61,259,155	92,847,834
Ending balance:
Bonds-NAIC 1:
Carrying value	$17,741,830	$55,746,347
Estimated fair value	19,612,500	61,639,840

The maximum amount and ending balance of cash collateral received and liability to return collateral under secured borrowings was $60,631,566 and $19,250,000 as of December 31, 2021, respectively. The maximum amount and ending balance of cash collateral received and liability to return collateral under secured borrowings was $92,133,950 and $61,045,887 as of December 31, 2020, respectively. All cash collateral was not NAIC rated and there was no non-cash collateral received under such transactions as of December 31, 2021 and 2020.

Estimated fair value of the Company’s allocation of aggregate collateral, by remaining contractual maturity, as of December 31, was as follows:

	2021	2020
Overnight and continuous	$19,250,000	$34,471,529
30 days or less	—	27,176,772

The Company’s amortized cost and estimated fair value of the allocation of aggregate collateral reinvested under repurchase agreements, by remaining contractual maturity, as of December 31, was as follows:

2021	Amortized Cost	Estimated Fair Value
30 days or less	$7,228,408	$7,228,408
31 to 60 days	1,209,324	1,209,411
61 to 90 days	3,202,355	3,202,355
91 to 120 days	311,168	311,167
121 to 180 days	1,312,475	1,312,475
181 to 365 days	2,744,850	2,745,297
1 to 2 years	1,565,773	1,565,250
2 to 3 years	434,069	433,635
Greater than 3 years	1,236,924	1,238,324

Total collateral reinvested	$19,245,346	$19,246,322

2020	Amortized Cost	Estimated Fair Value
30 days or less	$24,641,348	$24,641,373
31 to 60 days	4,542,367	4,542,428
61 to 90 days	4,093,152	4,093,152
91 to 120 days	996,253	996,554
121 to 180 days	1,902,079	1,903,225
181 to 365 days	12,127,721	12,130,819
1 to 2 years	6,541,081	6,541,056
2 to 3 years	2,340,585	2,341,319
Greater than 3 years	3,873,046	3,787,311

Total collateral reinvested	$61,057,632	$60,977,237

9.	REINSURANCE

The Company has reinsurance agreements with affiliate entities. The Company assumes certain group and individual life insurance from Companion. The Company cedes certain individual life insurance to Omaha Re and cedes certain individual health insurance to Mutual of Omaha.

The Company did not enter into any new reinsurance agreements with third-party reinsurers during the year ended December 31, 2021.

During 2020, the Company entered into a reinsurance agreement with a third-party reinsurer to reinsure certain universal life contracts with secondary guarantees. The reinsurance was on a 35% quota share coinsurance and 65% yearly renewable term (“YRT”) basis. The coinsurance cession is secured by 10% funds withheld supported by the Company’s general account assets. During the first fifteen years of the agreement, amounts paid quarterly are subject to an experience refund provision under which the excess premiums paid over claim losses incurred are refunded to the Company. Any losses paid that exceeded premiums during a quarter are recoverable by the reinsurer from future experience refunds.

The Company’s significant financial impacts of the reinsurance arrangement upon execution were as follows:

Statutory statements of operations:
Decrease in net premiums and annuity considerations	$131,833,000
Decrease in reserves	131,833,000
Increase in commissions and expense allowances on reinsurance ceded	24,916,000
Statutory statements of admitted assets, liabilities, and surplus:
Decrease in reserves for life policies and contracts	$131,833,000
Increase in funds held under reinsurance treaties with unauthorized and certified reinsurers	13,183,000

During 2019, the Company entered into a 100% coinsurance agreement with a third-party reinsurer which reinsured certain in force deferred annuities on a funds withheld basis. The Company continues to own the securities and cash in the custodial account, which is subject to an investment management agreement under which the reinsurer has discretionary investment authority. The reinsurer is responsible for maintaining the balance in the funds withheld account in an amount equal to the reinsured reserves and is permitted to withdraw assets from the funds withheld account that exceed the reinsured reserves. To further secure its obligations under the arrangement, the reinsurer has placed certain assets with the value equal to 5% of the reinsured statutory reserves into a trust, with the Company as the sole beneficiary.

The Company’s significant financial impacts of the reinsurance arrangement upon execution were as follows:

Statutory statements of operations:
Decrease in net premiums and annuity considerations	$939,301,000
Decrease in reserves	939,301,000
Statutory statements of admitted assets, liabilities, and surplus:
Decrease in reserves for life policies and contracts	$939,301,000
Increase in cash and cash equivalents	79,344,000
Decrease in deposit-type contracts	26,740,000
Increased in unassigned surplus	79,344,000
Increase in funds held under reinsurance treaties with unauthorized and certified reinsurers	966,041,000

During 2010, the Company entered into a reinsurance agreement with Omaha Re to cede certain term and universal life policies issued by the Company. The agreement covers policies issued from January 1, 2003 through September 30, 2013. A second reinsurance agreement with Omaha Re was executed in 2016 and amended in 2017, ceding certain term life insurance policies issued from October 1, 2013 through December 31, 2017. The 2017 amendment allows for certain term policies issued through December 31, 2019 to be ceded subject to certain limits. Both agreements provide coinsurance to the

Company on an indemnity basis for all liabilities arising from the life insurance policies covered under each agreement and are accounted for on a funds withheld basis. There were no amendments to the agreement with Omaha Re during 2021 or 2020.

The current agreement complies with NAIC Actuarial Guideline XLVIII (“AG48”). This agreement cedes policies that meet the definition of Covered Policies as that term is defined in Section 4 of AG48. Funds consisting of Primary Security, in an amount at least equal to the Required Level of Primary Security, are held by the Company on a funds withheld basis. Funds consisting of Other Security, in an amount equal to the portion of the statutory reserves as to which Primary Security is not held, are held on behalf of the Company as security as part of the reinsurance arrangement.

Deferred gains are amortized into operations as earnings emerge from the business reinsured. During 2021, 2020, and 2019, the Company amortized $17,489,778, $28,784,204, and $39,551,984, respectively.

The Company has not entered into, renewed or amended any reinsurance contracts on or after January 1, 1996, that were in effect for the current period, that have provisions limiting reinsurer’s assumption of significant risk, as described in Appendix A-791— Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual.

10.	EMPLOYEE BENEFIT PLANS

The Company is allocated expenses from a qualified non-contributory defined-benefit pension plan and a 401(k) defined-contribution plan sponsored by its parent, Mutual of Omaha, based upon various cost allocation methods. The Company has no legal obligation for benefits under these plans. Effective January 1, 2005, the defined-benefit pension plan was amended to freeze plan benefits for participants under 40 years of age. No benefits are available under the defined-benefit pension plan for employees hired on or after January 1, 2005. Substantially all employees are eligible for the 401(k) defined-contribution plan.

The Company’s share of net expense for these plans for the years ended December 31, was as follows:

	2021	2020	2019
Defined-benefit pension plan	$(4,279,277)	$(1,603,114)	$242,907
401(k) defined-contribution plan	23,234,565	23,699,380	18,858,498

The Company has issued a group annuity contract to Mutual of Omaha’s defined-benefit pension plan with a balance of $944,373,689 and $908,643,222 as of December 31, 2021 and 2020, respectively. The Company has also issued a group annuity contract to Mutual of Omaha’s postretirement benefit plan, for which the Company has no legal liability and from which the Company is not allocated any expenses, with a balance of $6,583,428 and $7,633,722 as of December 31, 2021 and 2020, respectively. Plan assets for the 401(k) defined-contribution plan included a group annuity contract issued by the Company with a balance of $168,603,618 and $176,978,656 as of December 31, 2021 and 2020, respectively.

11.	SURPLUS AND DIVIDEND RESTRICTIONS

The portion of unassigned surplus represented by each item below as of December 31, was as follows:

	2021	2020	2019
Unrealized capital loss	$(30,105,715)	$(211,767,723)	$(189,517,177)
Nonadmitted assets	(206,466,673)	{231,267,487)	{196,676,901)
AVR	(336,667,120)	(192,642,161)	(170,816,392)

Regulatory restrictions limit the amount of dividends available for distribution without prior approval of the Director of the NDOI. As of December 31, 2021, the maximum dividend allowed is $191,582,001.

12.	COMMITMENTS AND CONTINGENCIES

The Company had unfunded investment commitments for additional investments in limited partnership investments, bonds, and mortgage lending of $977,550,104 and $840,033,461 as of December 31, 2021 and 2020, respectively.

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company estimated its costs related to past insolvencies and had a liability for guaranty fund assessments of $5,963,341 and $7,160,505 as of December 31, 2021 and 2020, respectively, and are included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus. The Company estimated premium tax credits that it will receive related to guaranty funds of $12,788,871 and $15,217,492 as of December 31, 2021 and 2020, respectively, and are included in other assets on the statutory statements of admitted assets, liabilities, and surplus.

The Company recognizes discounted and undiscounted amounts relating to Penn Treaty Network America and its subsidiaries (together “Penn Treaty”) insolvency. As of December 31, 2021, the discounted and undiscounted liabilities and receivables were $5,681,251 and $16,032,931, and $4,966,114 and $13,530,948, respectively. As of December 31, 2020, the discounted and undiscounted liabilities and receivables were $6,156,854 and $16,508,536, and $5,441,717 and $14,006,553, respectively. There are 50 jurisdictions for liabilities and 39 jurisdictions for premium tax credits by insolvency as of December 31, 2021. Amounts used for the Penn Treaty accruals are the discounted amounts, using a 4.25% discount rate, reported by the National Organization of Life and Health Insurance Guaranty Association.

The Company has adopted resolutions to guarantee timely payment of certain liabilities incurred by its wholly owned subsidiary, Mutual Structured Settlement. The liabilities subject to this guarantee as of December 31, 2021 are $1,488,743,539. The initial liability recognition is exempted under SSAP No. 5R 18.g, Liabilities, Contingencies and Impairments of Assets, and the maximum potential amount of future payments cannot be estimated because Mutual Structured Settlement is still underwriting new business and the guarantee is essentially unlimited. There were no amounts paid under this agreement as of December 31, 2021 or 2020. Risk of performance is remote as 100% of the structured settlement liabilities is backed by a structured settlement annuity from the Company.

Various lawsuits have arisen in the ordinary course of the Company’s business. Contingent liabilities arising from litigation, income taxes, and other matters are not considered material in relation to the financial position of the Company.

13.	LEASES

The Company leases certain property to house home office operations in Omaha, Nebraska, from Mutual of Omaha. The current lease expires December 31, 2035. The Company and Mutual of Omaha jointly enter into agreements for the rental of office space, equipment, and computer software under non-cancelable operating leases. Future required minimum rental payments under leases as of December 31, 2021, were as follows:

2022	$11,652,227
2023	11,134,992
2024	8,513,591
2025	5,246,045
2026	4,048,739
Thereafter	6,039,157

Total	$46,634,751

The Company’s allocated rental expense for the years ended December 31, 2021, 2020, and 2019, was $39,944,315, $35,917,664, and $30,538,444, respectively.

14.	THIRD-PARTY ADMINISTRATORS

During 2021, $89,840,432 of the Company’s direct premium was written through third-party administrators, not in excess of 5% of the Company’s surplus.

The Company’s direct premium written by third-party administrators during the years ended December 31, was as follows:

Name and Address of Managing General Agent or Third-Party Administrator	FEIN Number	Exclusive Contract	Type of Business Written	Type of Authority Granted*	2020	2019
LTCG 11000 Prairie Lakes Dr. Suite 600 Eden Prairie, MN 55344	95-4604537	No	Long Term Care	(a)	$71,203,870	$72,378,797
Kelly and Associates Insurance 301 International Cir Hunt Valley, MD 21030	52-1066374	No	Group Health Group Life	(b)	22,358,359	23,699,677
Se2 Inc One Security Benefit Place Topeka, KS 66636	20-2640636	Yes	Variable Life Variable Annuity	(a)	4,394,472	3,962,628
All companies under $1 Million		No	Individual Life	(a)	12,628	13,046

				Total	$97,969,329	$100,054,148

Type of Authority Granted	Reference
* Premium collection and administration; claims payment and administration; policyholder service	(a)

* Premium collection	(b)

15.	LIABILITY FOR POLICY AND CONTRACT CLAIMS—HEALTH

A reconciliation of the liability for policy and contract claims–health as of December 31, was as follows:

	2021	2020
Health balance at January 1	$1,027,351,649	$943,638,522
Reinsurance recoverable	73,421,193	69,138,786

Net balance at January 1	953,930,456	874,499,736

Incurred related to:
Current year	1,130,567,466	1,015,789,061
Prior years	(50,926,902)	(28,717,980)

Total incurred	1,079,640,564	987,071,081

Paid related to:
Current year	715,895,377	644,940,777
Prior years	280,393,425	262,699,584

Total paid	996,288,802	907,640,361

Net balance at December 31	1,037,282,218	953,930,456
Reinsurance recoverable	78,301,586	73,421,193

Balance at December 31	$1,115,583,804	$1,027,351,649

During 2021 and 2020, incurred claims related to prior years were favorable on both an interest adjusted and non-interest adjusted basis primarily due to favorable runout within Medicare supplement, long-term care, and group health coverages. Group long-term disability (“LTD”) had favorable runout on a non-interest basis primarily due to updated claim termination rates. The runout for other health products was in line with expectations. Updated claim termination rates for group LTD had a smaller impact due to favorable runout on group ancillary and Medicare supplement products. The reserves are viewed and revised to reflect current conditions and claim trends and any resulting adjustments are reflected in operating results in the year the revisions were made.

The Company did not have any significant changes in methodology or assumptions utilized in estimating the liability for unpaid claims and claim adjustment expenses. A roll forward of the liability for claim adjustment expenses, included in general expenses and taxes due or accrued, on the statutory statements of admitted assets, liabilities, and surplus, as of December 31, was as follows:

	2021	2020
Prior year accrual	$35,428,540	$31,503,976
Incurred claim adjustment expenses	64,896,008	64,717,117
Paid claim adjustment expenses related to:
Current year	(44,950,026)	(43,199,188)
Prior years	(17,602,195)	(17,593,365)

Total	$37,772,327	$35,428,540

16.	RESERVES FOR LIFE, ANNUITY, AND DEPOSIT-TYPE POLICIES AND CONTRACTS

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

For most plans of insurance with a substandard underwriting class and for all policies with a flat extra substandard premium, substandard reserves are set equal to the unearned portion of the substandard premiums. For some plans of insurance introduced prior to 1989, substandard reserves for policies with a substandard underwriting class are set equal to the excess of the reserves calculated using the appropriate substandard multiple mortality table over the reserves calculated using the standard mortality table, where both calculations use the same valuation interest rate and reserve method.

As of December 31, 2021 and 2020, the Company had insurance in force with a face value of $15,957,603,089 and $26,547,566,491, respectively, for which the gross premiums were less than the net premiums according to the valuation standards set by the NDOI. Reserves to cover the above insurance totaled $120,236,015 and $147,519,460 as of December 31, 2021 and 2020, respectively.

Excluding the $1,200,000 net decrease in Actuarial Guideline 38 Section 8C (“AG38 8C”) asset adequacy reserves included below, the Company had a $9,300,000 decrease in life insurance contract and annuity reserves with a corresponding decrease to net change in reserves on the statutory statements of operations for asset adequacy reserves on universal life policies with secondary guarantees issued from 2007 through 2012 in accordance with AG38 8C. Other changes to the asset adequacy reserves in 2021 are offsets to formula reserve changes for the universal life business subject to that testing and are included below. The total net decrease in asset adequacy reserves in 2021 was $10,500,000.

The Company updated mortality assumptions used for calculating certain life deficiency reserves, the factors for which are permitted and defined under the Valuation of Life Insurance Policies Model Regulation and NE Title 210, Chapter 71 and are commonly referred to as “X factors”, resulting in a decrease in life insurance contract and annuity reserves and a corresponding increase to surplus of $11,443,338 in 2021. This decrease is comprised of a decrease in deficiency reserves of $5,243,338 and an additional decrease in AG38 8C asset adequacy reserves of $6,200,000. Mortality assumptions used for calculating certain life deficiency reserves resulted in an increase in life insurance contract and annuity reserves and a corresponding decrease to unassigned surplus of $7,353,964 and $31,985,660 in 2020 and 2019, respectively.

In 2021, the Company increased life insurance contract and annuity reserves with a corresponding increase to net change in reserves on the statutory statements of operations for AG38 8C asset adequacy reserves of $2,500,000 to correct the amount that was recorded as of December 31, 2020.

In 2021, the Company changed the no lapse premium definition for the reserve calculation for universal life policies with active secondary guarantees from continuous to annual resulting in a net decrease in life insurance contract and annuity reserves and a corresponding increase to unassigned surplus of $6,720,046. The net decrease is comprised of a decrease in formula reserves of $11,720,046 partially offset by an increase in AG38 8C asset adequacy reserves of $5,000,000.

In 2021, the Company decreased life insurance contract and annuity reserves and a corresponding decrease to net change in reserves on the statutory statements of operations of $7,600,000 as part of the implementation of a new actuarial platform for universal life reserves. The decrease is comprised of a decrease in formula reserves of $5,100,000 and an additional decrease in AG38 8C asset adequacy reserves of $2,500,000 on that portion of the business.

Also in 2021, the Company corrected guaranteed settlement options used in the reserve calculation per Actuarial Guideline 33 for certain deferred fixed annuities resulting in a decrease in life insurance contract and annuity reserves and a corresponding increase to unassigned surplus of $13,395,650.

On an annual basis, the Company reviews the assumptions used for calculating reserves for anticipated anti-selection on term conversion mortality. Based upon the review, an update was not needed for 2021. In 2020 and 2019, the review resulted in updated assumptions resulting in a decrease in life insurance contract and annuity reserves and a corresponding increase to unassigned surplus of $7,581,207 and $1,535,794, respectively.

In 2020, the Company changed the interpretation of an unusual cash value (“UCV”) calculation for a return of premium (“ROP”) endowment benefit on certain term plans resulting in an increase in life insurance contract and annuity reserves and a corresponding increase to net change in reserves on the statutory statements of operations of $3,595,213. The interpretation of UCV calculation for a ROP endowment benefit on certain term plans were updated resulting in an increase in life insurance contract and annuity reserves and a corresponding increase to net change in reserves on the statutory statements of operations of $12,693,456.

Also in 2020, the Company applied PBR retrospectively as of January 1, 2020 to 2017-2019 issues of 2017 Commissioners Standard Ordinary simplified issue term plans with the approval of the NDOI resulting in a decrease in life insurance contract and annuity reserves and a corresponding increase to unassigned surplus of $25,901,236.

In 2019, the Company changed the scheduled premiums used in the UCV calculation for ROP on certain short guarantee term plans from guaranteed to current resulting in an increase in life insurance contract and annuity reserves and a corresponding decrease to unassigned surplus of $10,324,480.

Also in 2019, the Company released the majority of the group term life premium deficiency reserves established in 2015 for business assumed from its New York domiciled subsidiary resulting in a decrease in life insurance contract and annuity reserves and a corresponding increase to unassigned surplus of $7,161,203.

17.	ANALYSIS OF LIFE AND ANNUITY RESERVES AND DEPOSIT-TYPE LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s individual annuity reserves, group annuity reserves, and deposit-type contracts as of December 31, were as follows:

2021	General Account	Separate Account Non-Guaranteed	Total	% of Total
Individual annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$1,107,330,192	$—	$1,107,330,192	29.6%
At book value less current surrender charge of 5% or more	117,846,901	—	117,846,901	3.2
At fair value	—	106,183,398	106,183,398	2.8

Total with adjustment or at fair value	1,225,177,093	106,183,398	1,331,360,491	35.6
At book value without adjustment (minimal or no charge)	1,211,097,726	—	1,211,097,726	32.4
Not subject to discretionary withdrawal	1,198,482,421	761,425	1,199,243,846	32.0

Gross total	3,634,757,240	106,944,823	3,741,702,063	100.0%

Reinsurance ceded	1,762,671,345	—	1,762,671,345

Net total	$1,872,085,895	$106, 944,823	$1,979,030,718

Amount included in book value less current surrender charge of 5% or more that will move to the book value without adjustment for the first time within the year after the statutory-basis statement date:	$5,245,167	$—	$5,245,167

Group annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$321,053,227	$—	$321,053,227	6.1%
At book value without adjustment (minimal or no charge)	17,794,352	—	17,794,352	0.3
Not subject to discretionary withdrawal	4,884,841,712	—	4,884,841,712	93.6

Gross total	5,223,689,291	—	5,223,689,291	100.0%

Reinsurance ceded	16,938,831	—	16,938,831

Net total	$5,206,750,460	$—	$5,206,750,460

Deposit funds liabilities—subject to discretionary withdrawal:
With market value adjustment	$935,062,217	$—	$935,062,217	9.7%
At fair value	—	4,862,177,875	4,862,177,875	50.7

Total with adjustment or at fair value	935,062,217	4,862,177,875	5,797,240,092	60.4
At book value without adjustment (minimal or no charge)	518,876,802	—	518,876,802	5.4
Not subject to discretionary withdrawal	3,288,321,016	—	3,288,321,016	34.2

Gross total	4,742,260,035	4,862,177,875	9,604,437,910	100.0%

Reinsurance ceded	27,063,413	—	27,063,413

Net total	$4,715,196,622	$4,862,177,875	$9,577,374,497

2020	General Account	Separate Account Non-Guaranteed	Total	% of Total
Individual annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$1,099,075,293	$—	$1,099,075,293	29.1%
At book value less current surrender charge of 5% or more	123,349,355	—	123,349,355	3.3
At fair value	—	100,488,356	100,488,356	2.6

Total with adjustment or at fair value	1,222,424,648	100,488,356	1,322,913,004	35.0
At book value without adjustment (minimal or no charge)	1,261,109,536	—	1,261,109,536	33.4
Not subject to discretionary withdrawal	1,192,720,651	450,051	1,193,170,702	31.6

Gross total	3,676,254,835	100,938,407	3,777,193,242	100.0%

Reinsurance ceded	1,858,132,677	—	1,858,132,677

Net total	$1,818,122,158	$100,938,407	$1,919,060,565

Amount included in book value less current surrender charge of 5% or more that will move to the book value without adjustment for the first time within the year after the statutory-basis statement date:	$5,581,069	$—	$5,581,069

Group annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$298,570,783	$—	$298,570,783	6.4%
or no charge)	17,998,760	—	17,998,760	0.4
Not subject to discretionary withdrawal	4,348,034,882	—	4,348,034,882	93.2

Gross total	4,664,604,425	—	4,664,604,425	100.0%

Reinsurance ceded	17,073,199	—	17,073,199

Net total	$4,647,531,226	$—	$4,647,531,226

Deposit funds liabilities—subject to discretionary withdrawal:
With market value adjustment	$1,039,965,541	$—	$1,039,965,541	12.3%
At fair value	—	4,341,823,964	4,341,823,964	51.4

Total with adjustment or at fair value	1,039,965,541	4,341,823,964	5,381,789,505	63.7
At book value without adjustment (minimal or no charge)	297,536,551	—	297,536,551	3.6
Not subject to discretionary withdrawal	2,765,671,912	—	2,765,671,912	32.7

Gross total	4,103,174,004	4,341,823,964	8,444,997,968	100.0%

Reinsurance ceded	31,892,074	—	31,892,074

Net total	$4,071,281,930	$4,341,823,964	$8,413,105,894

Annuity reserves and deposit funds liabilities subject to discretionary withdrawal at fair value include runoff variable annuity reserves for policies which are 100% ceded under a modified coinsurance reinsurance agreement to a third party.

There were no annuity reserves or deposit-type liabilities in guaranteed separate accounts as of December 31, 2021 and 2020.

The following information is obtained from the applicable exhibit in the Company’s annual statement and related separate accounts annual statement, both of which were filed with the NDOI and are provided to reconcile total annuity reserves and deposit-type contract liabilities to amounts reported on the statutory financial statements as of December 31.

	2021	2020
Life, accident and health annual statement:
Exhibit 5, Annuities section—net total	$7,074,529,034	$6,465,653,384
Exhibit 5, Supplementary Contracts with Life Contingencies section—net total	4,307,320	4,640,587
Exhibit 7, Deposit-type Contracts, Line 14—net total	4,715,196,623	4,071,281,930

Subtotal	11,794,032,977	10,541,575,901

Separate accounts annual statement:
Exhibit 3, Annuities section—net total	106,944,823	100,938,407
Exhibit 4, Deposit-type Contracts, Line 9—net total	4,862,177,875	4,341,823,964

Total	$16,763,155,675	$14,984,338,272

The withdrawal characteristics of the Company’s life policy reserves as of December 31, were as follows:

2021	Account Value	Cash Value	Reserves
General account—
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$100,447,908	$225,489,612
Universal life	456,373,774	493,731,464	550,673,310
Universal life with secondary guarantees	1,512,070,312	1,242,014,838	3,069,464,624
Indexed universal life with secondary guarantees	343,868,907	190,529,623	328,779,084
Other permanent cash value life insurance	—	2,638,124,348	3,542,729,954
Variable universal life	12,153,993	12,180,883	17,868,368
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	N/A	N/A	1,860,357,250
Accidental death benefits	N/A	N/A	9,480,119
Disability—active lives	N/A	N/A	17,081,461
Disability—disabled lives	N/A	N/A	122,767,062
Miscellaneous reserves	N/A	N/A	189,812,449

Gross total	2,324,466,986	4,677,029,064	9,934,503,293
Reinsurance ceded	485,763,655	378,631,274	3,344,570,215

Net total	$1,838,703,331	$4,298,397,790	$6,589,933,078

Separate account non-guaranteed—
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$69,882,169	$69,882,169	$69,943,734

2020	Account Value	Cash Value	Reserves
General account—
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$69,741,596	$195,487,045
Universal life	461,950,431	526,966,309	568,729,831
Universal life with secondary guarantees	1,587,560,578	1,220,118,083	2,926,998,531
Indexed universal life with secondary guarantees	212,849,723	107,395,573	200,158,314
Other permanent cash value life insurance	—	2,432,180,565	3,259,369,878
Variable universal life	13,028,520	13,046,803	19,083,194
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	N/A	N/A	1,749,350,193
Accidental death benefits	N/A	N/A	7,709,925
Disability—active lives	N/A	N/A	15,991,315
Disability—disabled lives	N/A	N/A	120,329,568
Miscellaneous reserves	N/A	N/A	232,963,531

Gross total	2,275,389,252	4,369,448,929	9,296,171,325
Reinsurance ceded	555,958,598	387,441,446	3,152,486,865

Net total	$1,719,430,654	$3,982,007,483	$6,143,684,460

Separate account non-guaranteed—
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$65,104,832	$65,104,832	$65,147,862

As of December 31, 2021 and 2020, there were no amounts reinsured on variable universal life subject to discretionary withdrawal, surrender values, or policy loans on non-guaranteed separate accounts. The Company did not have separate accounts with guarantees in 2021 and 2020.

The following information is obtained from the applicable exhibit in the Company’s annual statement and related separate accounts annual statement, both of which were filed with the NDOI and are provided to reconcile total life insurance reserves to amounts reported on the statutory financial statements as of December 31.

	2021	2020
Life, accident and health annual statement:
Exhibit 5, Life Insurance section—net total	$6,319,907,361	$5,882,061,595
Exhibit 5, Accidental Death Benefits section—net total	8,852,883	7,431,909
Exhibit 5, Disability—Active Lives section—net total	6,141,453	5,993,469
Exhibit 5, Disability—Disabled Lives section—net total	120,904,763	118,732,531
Exhibit 5, Disability—Miscellaneous Reserves section—net total	134,126,618	129,464,956

Subtotal	6,589,933,078	6,143,684,460

Separate accounts annual statement:
Exhibit 3, Life Insurance section—net total	69,943,734	65,147,862

Total	$6,659,876,812	$6,208,832,322

18.	PREMIUMS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, were as follows:

	2021		2020
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary first year business	$100,203,370	$2,129,134	$89,409,323	$(653,136)
Ordinary renewal	481,899,746	332,468,751	464,560,321	328,279,623
Group life	(85,592,413)	(86,430,510)	(81,393,352)	(82,201,922)
Group annuity	(8,621)	(8,621)	(4,600)	(4,600)

Total	$496,502,082	$248,158,754	$472,571,692	$245,419,965

19.	SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. The Company reported assets and liabilities from the following product lines into separate accounts and the assets legally insulated from the general account as of December 31.

Product	State of Statute	2021	2020

Fund B - Variable Universal Life	Nebraska 44-402.01-05	$69,882,302	$65,104,947
Fund C - Variable Annuity	Nebraska 44-402.01-05	106,928,589	100,951,179
Fund K - 401k	Nebraska 44-402.01-05	4,747,458,122	4,159,104,849
Fund II - Institutional Index	Nebraska 44-402.01-05	166,579,428	192,795,781

		$5,090,848,441	$4,517,956,756

Information regarding the non-guaranteed separate accounts of the Company as of and for the years ended December 31, was as follows:

	2021	2020
Premiums and considerations	$4,517,280	3,901,186
Deposits	2,570,570,379	1,696,810,601

Premiums, considerations, and deposits	$2,575,087,659	$1,700,711,787

Reserves subject to discretionary withdrawal—fair value	$5,038,305,006	4,507,910,233
Reserves not subject to discretionary withdrawal—fair value	761,425	—

Total reserves by withdrawal characteristics	$5,039,066,431	$4,507,910,233

Transfers as reported on the statutory statements of operations of the separate accounts annual statement:
Transfers to separate accounts	$4,517,280	3,901,186
Transfers from separate accounts	18,200,124	14,911,728

Net transfers of the general account	(13,682,844)	(11,010,542)
Reinsurance of separate account business	13,682,844	11,010,542

Net transfers as reported on the statutory statements of operations	$—	$—

The Company does not hold guaranteed separate accounts or reserves in separate accounts for asset default risk in lieu of AVR as of December 31, 2021 and 2020.

20.	SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2021 through April 15, 2022, which is the date these statutory financial statements were available to be issued and has determined there are no material subsequent events requiring adjustment to or disclosure in the statutory financial statements.

******

SUPPLEMENTAL SCHEDULES

Deloitte & Touche LLP First National Tower 1601 Dodge Street Suite 3100 Omaha, NE 68102-1640 USA Tel: +1 402 346 7788 www.deloitte.com

INDEPENDENT AUDITOR’S REPORT ON ADDITIONAL INFORMATION

To the Audit Committee

United of Omaha Life Insurance Company

Omaha, Nebraska

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, and the supplemental investment risks interrogatories as of and for the year ended December 31, 2021, are presented for the purposes of additional analysis and are not a required part of the 2021 statutory financial statements. These schedules are the responsibility of United of Omaha Life Insurance Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. Such schedules have been subject to the auditing procedures applied in our audit of the 2021 statutory financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory financial statements as a whole.

April 15, 2022

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2021

Investment income earned:
U.S. government bonds	19,110,033
Other bonds (unaffiliated)	747,765,487
Bonds of affiliates	1,044,836
Preferred stocks (unaffiliated)	1,239,842
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	49
Common stocks of affiliates	—
Mortgage loans	143,242,921
Real estate	18,702,732
Contract loans	15,852,335
Cash and cash equivalents	24,164
Short-term investments	4,192,848
Other invested assets	79,390,942
Derivative instruments	15,661,518
Aggregate write-ins for investment income	4,303,598

Gross investment income	$1,050,531,305

Real estate owned—book value less encumbrances	$40,676,904

Mortgage loans—book value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	3,460,803,348

Total mortgage loans	$3,460,803,348

Mortgage loans by standing—book value:
Good standing	$3,481,135,450

Good standing with restructured terms	$3,195,226

Interest overdue more than 90 days, not in foreclosure	$—

Foreclosure in process	$—

Other long-term assets—statement value	$829,292,134

Collateral loans	$—

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2021

Bonds and stocks of subsidiaries and affiliates-book value:
Bonds	$7,507,553

Preferred stocks	$—

Common stocks	$144,305,534

Bonds and Short-term Investments by NAIC designation and maturity:
Bonds by maturity-statement value:
Due within one year or less	$1,778,935,253
Over 1 year and through 5 years	4,441,200,136
Over 5 years through 10 years	4,334,709,633
Over 10 years through 20 years	3,719,252,102
Over 20 years	5,172,723,543

Total by maturity	$19,446,820,667

Bonds and Short-term Investments by NAIC designation—statement value:
NAIC 1	$9,673,476,171
NAIC 2	9,049,536,625
NAIC 3	579,885,317
NAIC 4	131,290,530
NAIC 5	7,088,107
NAIC 6	5,543,917

Total by NAIC designation	$19,446,820,667

Total bonds publicly traded	$7,697,037,624

Total bonds privately placed	$11,749,783,043

Preferred stocks—statement value	$172,637,109

Common stocks	$229,931,845

Short-term investments—book value	$326,675,000

Options, caps, and floors owned—statement value	$—

Options, caps, and floors written and in force—statement value	$—

Collar, swap, and forward agreements open—current value	$24,982,280

Future contracts open—current value	$—

Cash on deposit	$(30,401,296)

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2021

Life insurance in force (in thousands):
Industrial	$—

Ordinary	$210,482,948

Credit life	$—

Group life	$292,772,560

Amount of accidental death insurance in force under ordinary policies (in thousands):	$6,206,011

Life insurance with disability provisions in force (in thousands):
Industrial	$—

Ordinary	$14,450,051

Credit life	$—

Group life	$280,514,965

Supplementary contracts in force:
Ordinary—not involving life contingencies:
Amount on deposit	$71,237,300

Income payable	$726,658

Ordinary—involving life contingencies:
Income payable	$563,346

Group-not involving life contingencies:
Amount on deposit	$—

Income payable	$—

Group—involving life contingencies:
Income payable	$16,694

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2021

Annuities:
Ordinary—immediate:
Income payable	$121,136,404

Ordinary-deferred:
Fully paid account balance	$1,696,549,470

Not fully paid account balance	$666,092,564

Group:
Income payable	$438,323,071

Fully paid account balance	$799,818,279

Not fully paid account balance	$15,877,080

Accident and health insurance—premiums in force:
Other	$892,833,360

Group	$1,152,894,895

Credit	$—

Deposit funds:
Account balance	$4,671,022,735

Dividend accumulations:
Account balance	$—

Claim payments 2021:
Group accident and health-year ended December 31, 2021:
2021	$394,886,111

2020	$134,421,111

2019	$38,067,235

2018	$16,326,085

2017	$10,899,466

2016 and prior	$47,310,432

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2021

Claim payments 2021 (continued):
Other accident and health-year ended December 31, 2021:
2021	$321,009,267

2020	$33,904,092

2019	$(254,040)

2018	$(178,230)

2017	$(82,792)

2016 and prior	$(19,934)

Other coverages that use developmental methods to calculate claim reserves-year ended December 31, 2021:
2021	$—

2020	$—

2019	$—

2018	$—

2017	$—

2016 and prior	$—

(Concluded)

ANNUAL STATEMENT FOR THE YEAR 2021 OF THE United of Omaha Life Insurance Company

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	1	2	3	4	5	6
Investment Categories	Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage or Column 5 Line 13
1. Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. governments	456,283,319	1.800	456,283,319	0	456,283,319	1.809
1.02 All other governments	72,290,793	0.287	72,290,793	0	72,290,793	0.287
1.03 U.S. states, territories and possessions, etc. guaranteed	22.207.218	0.088	22,207,218	0	22,207,218	0.088
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	64,178,558	0.254	64,178,558	0	64, 178.558	0.254
1.05 U.S. special revenue and special assessment Obligations. etc. non-guaranteed	1,193,322,473	4.732	1,193,322,473	0	1 .193.322.473	4.732
1.06 Industrial and miscellaneous	17,151,724,148	68.007	17,151,724,148	191,495,950	17,343,220.098	68.767
1.07 Hybrid securities	146,345 .966	0.580	146,345,966	0	146,345.966	0.580
1.08 Parent. subsidiaries and affiliates	7.507. 553	0.030	7,507,553	0	7.507.553	0.030
1.09 SVO identified funds	0	0.000	0	0	0	0.000
1.10 Unaffiliated Bank loans	6,285,839	0.025	6,285,639	0	6,285,839	0.025
1.11 Total tong-term bonds	19,120,145,667	75.812	19,120,145,667	191,495,950	19,311,641,618	76.572
2. Preferred stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and miscellaneous (Unaffiliated)	172.637 .109	0.685	172,637, 109	0	172,637,109	0.685
2.02 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
2.03 Total preferred stocks	172,637,109	0.685	172,637,109	0	172,637,109	0.685
3. Common stocks (Schedule D. Part 2. Section 2):
3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	75,965,211	0.301	75,965,211	0	75,965,211	0.301
3.02 Industrial and miscellaneous Other (Unaffiliated)	9,661,100	0.038	9,681,100	0	9,661,100	0.038
3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000	0	0	0	0.000
3.04 Parent, subsidiaries and affiliates Other	144,305,534	0.572	144,305,534	0	144,305,534	0.572
3.05 Mutual funds	0	0.000	0	0	0	0.000
3.06 Unit investment trusts	0	0.000	0	0	0	0.000
3.07 Closed-end funds	0	0.000	0	0	0	0.000
3.08 Total common stocks	229,931,846	0.912	229,931,846	0	229,931,846	0.912
4. Mortgage loans (Schedule B):
4.01 Farm mortgages	0	0.000	0	0	0	0.000
4.02 Residential mortgages	0	0.000	0	0	0	0.000
4.03 Commercial mortgages	3,460,803,348	13.722	3,460,803,348	0	3,460,803,348	13.722
4.04 Mezzanine real estate loans	23,527,328	0.093	23,527,328	0	23,527,328	0.093
4.05 Total valuation allowance	0	0.000	0	0	0	0.000
4.06 Total mortgage loans	3,484,330,676	13.816	3,484,330,676	0	3,484,330,676	13.816
5. Real estate (Schedule A):
5.01 Properties occupied by company	40,676,904	0.161	40,676,904	0	40,676,904	0. 161
5.02 Properties held for production of income	0	0.000	0	0	0	0.000
5.03 Properties held for sate	0	0.000	0	0	0	0.000
5.04 Total real estate	40,676.904	0.161	40,676.904	0	40,676.904	0. 161
6 Cash, cash equivalents and short-term investments:
6.01 Cash (Schedule E, Part 1)	(30,401,297)	(0.121)	(30,401,297)	0	(30,401,297)	(0.121)
6.02 Cash equivalents (Schedule E, Part 2)	0	0.000	0	0	0	0.000
6.03 Short-term investments (Schedule DA)	326,675,000	1.295	326,675,000	0	326.675.000	1.295
6.04 Total cash, cash equivalents and short-term investments	296,273,704	1.175	296,273,704	0	296,273,704	1.175
7. Contract loans	203,055,048	0.805	202,972,260	0	202,972.260	0.805
8. Derivatives (Schedule DB)	55,424,847	0.220	55,424,847	0	55.424.847	0.220
9. Other invested assets (Schedule BA)	829,292,134	3.288	829,292,134	0	829,292,134	3.288
10. Receivables for securities	3,195,123	0.013	3,195,123	0	3,195,123	0.013
11 Securities Lending (Schedule DL, Part 1)	785,380,289	3.114	785,380,289	XXX	XXX	XXX
12. Other invested assets (Page 2, Line 11)	0	0.000	0	593,884,339	593,884,339	2.355

13. Total invested assets	25,220,343,348	100.000	25,220,260,558	785,380,289	25,220,260,558	100.000

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2021

(To Be Filed by April 1)

Of The United of Omaha Lite lnsurance Company

ADDRESS (City, State and Zip Code)	Omaha, NE 68175

NAIC Group Code	0261	NAIC Company Code	69868	Federal Employer’s Identification Number (FEIN)	47-0322111

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.			$26,092,770,411

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	Federal Home Loan Mortgage Corporation	CMO, MBS	$397.355.424	1.5%
2.02	Federal National Mortgage Association	CMO, MBS	$262.079,684	1.0%
2.03	Omaha Financial Holdings (Mutual of Omaha Mortgage) Revolver	Bank Loan	$246,175,000	0.9%
2.04	Mutual of Omaha Opportunities Fund, L.P.	Sch BA-Joint Venture	$169,501.575	0.6%
2.05	Discovery Mortgage Loan Trust, Series 2021-25	Sch BA-AII Other	$151,365,756	0.6%
2.06	ESSENCE GROUP HOLDINGS CORP	Preferred Stock	$132,254,227	0.5%
2.07	MCF Direct Lendi	ABS	$4,387,136	0.4%
2.08	Verizon Communications Inc.	Bonds	$92,883,393	0.4%
2.09	Oracle Corporation	Bonds	$90,601,826	0.3%
2.10	Mutual Revolver	Bank Loan	$80,500,000	0.3%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC-1	$9,673,476,171	37.1%	3.07	P/RP-1	$13,796,050	0.1%
3.02	NAIC-2	$9,049,536,625	34.7%	3.08	P/RP-2	$21,348,832	0.1%
3.03	NAIC-3	$579.885.317	2.2%	3.09	P/RP-3	$5,238,000	0.0%
3.04	NAIC-4	$131,290,531	0.5%	3.10	P/RP-4	$0	0.0%
3.05	NAIC-5	$7,088,107	0.0%	3.11	P/RP-5	$0	0.0%
3.06	NAIC-6	$5,543,917	0.0%	3.12	P/RP-6	$132,254,227	0.5%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?		Yes [ ] No [ X ]

	If response to 4.01 above is yes, responses are not required for interrogatories 5-10.

4.02	Total admitted assets held in foreign investments.	$4,212,206,172	16.1%

4.03	Foreign-Currency-denominated investments	$0	0.0%

4.04	Insurance liabilities denominated in that same foreign currency	$0	0.0%

SUPPLEMENT FOR THE YEAR 2021 OF THE United of Omaha Life Insurance Company

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC - 1	$4,044,178,036	15.5%
5.02	Countries designated NAIC- 2	$105,224.069	0.4%
5.0.3	Countries designated NAIC- 3 or below	$62.804.067	0.2%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:
6.01	Country 1: United Kingdom	$117,470,948	4.3%
6.02	Country 2: Cayman lslands	$851,090,691	3.3%
	Countries designated NAIC - 2:
6.03	Country 1: Mexico	$38,407,671	0.1%
6.04	Country 2: Indonesia	15,620,452	0.1%
	Countries designated NAIC - 3 or below:
6.05	Country 1: European Union	$21,599,200	0.1%
6.06	Country 2: Bahamas	$14,844,906	0.1%

		1	2
7.	Aggregate unhedged foreign currency exposure	$0	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC - 1	$0	0.0%
8.02	Countries designated NAIC - 2	$0	0.0%
8.03	Countries designated NAIC - 3 or below	$.0	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:
9.01	Country 1:	$0	0.0%
9.02	Country 2:	$0	0.0%
	Countries designated NAIC - 2:
9.0.3	Country 1:	$0	0.0%
9.04	Country 2:	$0	0.0%
	Countries designated NAIC - 3 or below:
9.0.5	Country 1:	$0	0.0%
9.00	Country 2:	$0	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4
	Issuer	NAIC Designation
10.01	Peel Ports PP Finance Limited	2PL	$54,116,000	0.2%
10.02	Vodafone Group Public Limited Company	2FE, 3FE	$50,901,272	0.2%
10.03	LondonMetric Property plc	2	$50,057,300	0.2%
10.04	Heathrow Airport Limited	2	$47,351,500	0.2%
10.05	GPT Re Limited	1, 1FE	$45,000,000	0.2%
10.00	RIN II Ltd.	1FE	$43,950,000	0.2%
10.07	Covent Garden Group Holdings Limited	1PL	$43,292,800	0.2%
10.08	Safestore Holdings plc	2, 2IF	$40.643.300	0.2%
10.08	Dalrymple Bay Finance PTY Ltd	2, 2FE	$39,122,058	0.1%
10.10	Capita Investors Europe PBI Ltd	1PL	$38.651.200	0.1%

SUPPLEMENT FOR THE YEAR 2021 OF THE United of Omaha Life Insurance Company

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?		Yes [ ] No [ X ]

	If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$685,820,037	2.6%
11.03	Canadian-currency-denominated investments	$0	0.0%
11.04	Canadian-denominated insurance liabilities	$0	0.0%
11.05	Unhedged Canadian currency exposure	$0	0.0%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?		Yes [ X ] No [ ]

	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$0	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$0	0.0%
12.04		$0	0.0%
12.05		$0	0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?		Yes [ ] No [ X ]

	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer	2	3
13.02	Mutual of Omaha Opportunities Fund, L.P.	$169,501,575	0.6%
13.03	Discovery Mortgage Loan Trust, Series 2021-25	$151,365,756	0.6%
13.04	ESSENCE GROUP CORP	$132,254,227	0.5%
13.05	Companion Life Insurance Company	$75,905,190	0.3%
13.06	MCCARTHY GP LLC	$73,628,886	0.3%
13.07	Federal Home Loan Bank of Topeka	$71,887,700	0.3%
13.08	United World Life Insurance Company	$59,507,172	0.2%
13.09	FULCRUM GROWTH PARTNERS	$59,343,673	0.2%
13.10	KSL CAPITAL PARTNERS	$35,667,717	0.1%
13.11	REVELSTOKE CAPITAL PARTIERS	$17,908,154	0.1%

SUPPLEMENT FOR THE YEAR 2021 OF THE United of Omaha Life Insurance Company

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?			Yes [ X ] No [ ]

	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1		2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities		$0	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03			$0	0.0%
14.04			$0	0.0%
14.05			$0	0.0%

	Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06	Demand Deposit Account FHLB Topeka	$150,603	$0	$150,603
14.07		$0	$0	$0
14.08		$0	$0	$0
14.09		$0	$0	$0
14.10		$0	$0	$0
14.11		$0	$0	$0
14.12		$.0	$0	$0
14.13		$0	$0	$0
14.14		$0	$0	$0
14.15		$0	$0	$0

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?			Yes [ X ] No [ ]

	If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1		2	3
15.02	Aggregate statement value of investments held in general partnership interests		$0	0.0%
	Largest three investments in general partnership interests:
15.03			$0	0.0%
15.04			$0	0.0%
15.05			$0	0.0%

SUPPLEMENT FOR THE YEAR 2021 OF THE United of Omaha Life Insurance Company

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?						Yes [ ] No [ X ]

	If response to 16.01 above is yes. responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1					2	3
	Type (Residential, Commercial, Agricultural)
16.02	Commercial - KEW REALTY CORPORATION					$37,935,371	0.1%
16.03	Commercial - FEDERAL BUSINESS CENTERS INC					$30,638,163	0.1%
16.04	Commercial - PACE-BRENTWOOD PARTNERS LLC					$30,216,977	0.1%
16.05	Commercial - THE LINKS AT BENTONVILLE LP					$26,567,104	0.1%
16.06	Commercial - DOLLINGER-WESTLAKE ASSOCIATES LP					$24,959,473	0.1%
16.07	Commercial - EXECUTIVE TOWERS AT LIDO LLC					$24,943,947	0.1%
16.08	Commercial - VIRGINIA INDUSTRIAL PROPERTIES LLC					$24,194,059	0.1%
16.09	Commercial - SUNSET LAND COMPANY LLC					$24,031,246	0.1%
16.10	Commercial - INDUSTRIAL PROPERTY FUND VII LLC					$23,986,520	0.1%
16.11	Commercial - SFR3-040 LLC					$23,527,328	0.1%

	Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

						Loans
16.12	Construction loans					$0	0.0%
16.13	Mortgage loans over 90 days past due					$0	0.0%
16.14	Mortgage loans in the process of foreclosure					$0	0.0%
16.15	Mortgage loans foreclosed					$0	0.0%
16.16	Restructured mortgage loans					$3,195,226	0.0%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan to Value	1	2	3	4	5	6
17.01	above 95%	$0	0.0%	$6,500,000	0.0%	$0	0.0%
17.02	91 to 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.03	81 to 90%	$0	0.0%	$0	0.0%	$0	0.0%
17.04	71 to 80%	$0	0.0%	$48,641,937	0.2%	$0	0.0%
17.05	below 70%	$0	0.0%	$3,429,188,740	13.1%	$0	0.0%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?						Yes [ X ] No [ ]

	If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

	Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description 1					2	3
18.02						$0	0.0%
18.03						$0	0.0%
18.04						$0	0.0%
18.05						$0	0.0%
18.06						$0	0.0%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?						Yes [ X ] No [ ]

	If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1					2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:					$0	0.0%
	Largest three Investments held in mezzanine real estate loans:
19.03						$0	0.0%
19.04						$0	0.0%
19.05						$0	0.0%

SUPPLEMENT FOR THE YEAR 2021 OF THE United of Omaha Life Insurance Company

20.	Amounts are percentages of the reporting entity’s total admitted assets subject to the following types of agreements:
		At Year End		1st Quarter	At End of Each Quarter 2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$677,168,642	2.6%	$703,346,788	$749,576,088	$824,234,708
20.02	Repurchase agreements	$17,741,830	0.1%	$44,848,101	$44,719,024	$44,618,334
20.03	Reverse repurchase agreements	$0	0.0%	$0	$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0	$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0	$0	$0

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:
			Owned		Written
			1	2	3	4
21.01	Hedging		$20,682,577	0.1%	$0	0.0%
21.02	Income generation		$0	0.0%	$0	0.0%
21.03	Other		$0	0.0%	$0	0.0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:
		At Year End		1st Quarter	At End of Each Quarter 2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$20,416,138	0.1%	$17,970,811	$19,499,385	$19,511,929
22.02	Income generation	$0	0.0%	$0	$0	$0
22.03	Replications	$0	0.0%	$0	$0	$0
22.04	Other	$0	0.0%	$0	$0	$0

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:
		At Year End		At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
23.01	Hedging	$0	0.0%	$0	$0	$0
23.02	Income generation	$0	0.0%	$0	$0	$0
23.03	Replications	$0	0.0%	$0	$0	$0
23.04	Other	$0	0.0%	$0	$0	$0

United of Omaha

Separate Account B

Financial Statements as of December 31, 2021, and for each of the Periods Presented in the Years Ended December 31, 2021 and 2020, and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

United of Omaha Life Insurance Company

Omaha, NE

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 2 which comprise the United of Omaha Separate Account B (the “Account”) as of December 31, 2021, the related statements of operations and changes in net assets for each of the two years in the period then ended, the financial highlights in Note 8 for each of the five years in the period then ended for each of the subaccounts, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2021, and the results of their operations and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

Omaha, Nebraska

April 15, 2022

We have served as the Account’s auditor since 1997.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF NET ASSETS

DECEMBER 31, 2021

NET ASSETS	Cost	Fair Value	Shares
Investments:
Alger:
American Growth	$2,605,249	$3,461,604	42,694
American Small Capitalization	1,250,470	1,331,367	47,753
Federated:
Government Money Fund II	533,335	533,335	533,335
Fund for U.S. Government Securities II	257,468	248,639	23,216
Fidelity:
VIP Asset Manager: Growth	278,871	407,477	16,714
VIP Contrafund	2,551,526	4,259,728	78,376
VIP Equity Income	947,715	1,122,461	42,924
VIP Index 500	4,416,023	11,891,844	25,395
VIP Mid Cap	273,306	317,375	8,057
MFS:
Core Equity Portfolio	5,651,472	7,538,996	233,189
Emerging Growth Series	1,486,224	2,804,174	35,335
High Yield Series	165,482	158,788	28,406
Research Series	515,381	830,950	21,533
Income Series II	295,805	290,127	29,575
Pioneer:
Equity Income VCT	533,142	531,697	27,197
Fund VCT	1,012,556	1,178,472	59,012
Mid Cap Value VCT	5,469,668	6,968,063	301,909
Real Estate Shares VCT	763,409	675,451	63,423
DWS:
Global Opportunities	756,472	854,323	65,465
Core Equity VIP	302,363	428,516	29,573
International	363,301	366,734	47,504
Small Cap Index VIP	284,668	374,398	20,096
T. Rowe Price:
Equity Income	5,647,762	7,050,997	234,486
International Stock	5,565,437	6,321,725	394,861
Limited-Term Bond	510,977	508,115	103,486
All-Cap Opportunities Portfolio	1,221,847	1,520,842	39,319
Moderate Allocation	457,389	526,221	23,253
Morgan Stanley:
VIF Emerging Markets Equity	1,312,935	1,749,479	96,603
VIF Core Plus Fixed Income	5,815,099	5,630,407	537,766

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Alger
	American Growth		American Small Capitalization
	2021	2020	2021	2020
Income:
Dividends	$—	$4,723	$—	$14,853
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	220,875	121,171	166,851	75,064
Net realized gain distributions	776,318	422,352	442,628	99,651

Net realized gains (losses)	997,193	543,523	609,479	174,715

Change in unrealized appreciation / (depreciation) during the year	(619,135)	840,664	(698,708)	565,922

Increase (decrease) in net assets from operations	378,058	1,388,910	(89,229)	755,490

Contract transactions:
Payments received from contract owners	35,113	62,855	19,415	30,263
Transfers between subaccounts (including fixed accounts), net	165,888	(117,061)	(145,228)	(91,123)
Transfers for contract benefits and terminations	(340,786)	(83,795)	(185,436)	(66,044)
Contract maintenance charges	(99,384)	(102,728)	(45,792)	(50,231)

Net increase (decrease) in net assets from contract transactions	(239,169)	(240,729)	(357,041)	(177,135)

Total increase (decrease) in net assets	138,889	1,148,181	(446,270)	578,355
Net assets at beginning of year	3,322,715	2,174,534	1,777,637	1,199,282

Net assets at end of year	$3,461,604	$3,322,715	$1,331,367	$1,777,637

Accumulation units:
Purchases	2,344	481	643	575
Withdrawals	(5,056)	(4,167)	(5,637)	(3,720)

Net increase (decrease) in units outstanding	(2,712)	(3,686)	(4,994)	(3,145)
Units outstanding at beginning of year	39,590	43,276	24,634	27,779

Units outstanding at end of year	36,878	39,590	19,640	24,634

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Federated
	Government Money Fund II		Fund for U.S. Government Securities II
	2021	2020	2021	2020
Income:
Dividends	$8	$808	$7,084	$8,469
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	—	—	(3,278)	(13)
Net realized gain distributions	—	—	—	—

Net realized gains (losses)	—	—	(3,278)	(13)

Change in unrealized appreciation / (depreciation) during the year	—	—	(10,486)	9,577

Increase (decrease) in net assets from operations	8	808	(6,680)	18,033

Contract transactions:
Payments received from contract owners	53,159	46,771	9,472	9,982
Transfers between subaccounts (including fixed accounts), net	90,613	327,486	9,986	1,307
Transfers for contract benefits and terminations	(146,335)	(178,678)	(97,371)	(650)
Contract maintenance charges	(31,093)	(29,917)	(19,430)	(22,616)

Net increase (decrease) in net assets from contract transactions	(33,656)	165,662	(97,343)	(11,977)

Total increase (decrease) in net assets	(33,648)	166,470	(104,023)	6,056
Net assets at beginning of year	566,983	400,513	352,662	346,606

Net assets at end of year	$533,335	$566,983	$248,639	$352,662

Accumulation units:
Purchases	83,845	279,073	518	514
Withdrawals	(106,043)	(169,820)	(4,331)	(977)

Net increase (decrease) in units outstanding	(22,198)	109,253	(3,813)	(463)
Units outstanding at beginning of year	373,931	264,678	13,606	14,069

Units outstanding at end of year	351,733	373,931	9,793	13,606

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Fidelity
	VIP Asset Manager: Growth		VIP Contrafund
	2021	2020	2021	2020
Income:
Dividends	$5,609	$3,557	$2,422	$7,654
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	2,610	2,767	140,329	77,685
Net realized gain distributions	5,489	4,259	488,956	15,792

Net realized gains (losses)	8,099	7,026	629,285	93,477

Change in unrealized appreciation / (depreciation) during the year	36,067	41,292	310,322	743,664

Increase (decrease) in net assets from operations	49,775	51,875	942,029	844,795

Contract transactions:
Payments received from contract owners	12,690	17,806	62,935	98,620
Transfers between subaccounts (including fixed accounts), net	5,000	10,311	80,099	(31,348)
Transfers for contract benefits and terminations	(834)	(7,081)	(214,032)	(145,014)
Contract maintenance charges	(15,884)	(17,747)	(139,498)	(146,963)

Net increase (decrease) in net assets from contract transactions	972	3,289	(210,496)	(224,705)

Total increase (decrease) in net assets	50,747	55,164	731,533	620,090
Net assets at beginning of year	356,730	301,566	3,528,195	2,908,105

Net assets at end of year	$407,477	$356,730	$4,259,728	$3,528,195

Accumulation units:
Purchases	229	613	1,189	535
Withdrawals	(207)	(531)	(3,300)	(3,431)

Net increase (decrease) in units outstanding	22	82	(2,111)	(2,896)
Units outstanding at beginning of year	9,416	9,334	38,009	40,905

Units outstanding at end of year	9,438	9,416	35,898	38,009

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Fidelity (continued)
	VIP Equity Income		VIP Index 500
	2021	2020	2021	2020
Income:
Dividends	$20,596	$17,663	$144,716	$165,102
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	43,184	4,297	1,052,136	605,317
Net realized gain distributions	121,947	44,200	85,011	31,539

Net realized gains (losses)	165,131	48,497	1,137,147	636,856

Change in unrealized appreciation / (depreciation) during the year	64,985	2,739	1,605,684	855,365

Increase (decrease) in net assets from operations	250,712	68,899	2,887,547	1,657,323

Contract transactions:
Payments received from contract owners	24,470	47,235	334,330	471,361
Transfers between subaccounts (including fixed accounts), net	(9,296)	18,187	(531,649)	(361,043)
Transfers for contract benefits and terminations	(182,892)	(79,320)	(936,279)	(504,933)
Contract maintenance charges	(39,516)	(53,405)	(465,218)	(471,995)

Net increase (decrease) in net assets from contract transactions	(207,234)	(67,303)	(1,598,816)	(866,610)

Total increase (decrease) in net assets	43,478	1,596	1,288,731	790,713
Net assets at beginning of year	1,078,983	1,077,387	10,603,113	9,812,400

Net assets at end of year	$1,122,461	$1,078,983	$11,891,844	$10,603,113

Accumulation units:
Purchases	473	1,490	2,060	6,303
Withdrawals	(4,432)	(3,039)	(24,105)	(22,565)

Net increase (decrease) in units outstanding	(3,959)	(1,549)	(22,045)	(16,262)
Units outstanding at beginning of year	23,699	25,248	172,602	188,864

Units outstanding at end of year	19,740	23,699	150,557	172,602

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Fidelity (continued)		MFS
	VIP Mid Cap		Core Equity Portfolio
	2021	2020	2021	2020
Income:
Dividends	$1,083	$1,129	$30,854	$43,788
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	30,506	9	230,341	54,380
Net realized gain distributions	49,609	—	528,621	302,546

Net realized gains (losses)	80,115	9	758,962	356,926

Change in unrealized appreciation / (depreciation) during the year	(6,739)	52,215	839,986	666,651

Increase (decrease) in net assets from operations	74,459	53,353	1,629,802	1,067,365

Contract transactions:
Payments received from contract owners	17,728	11,713	289,945	317,955
Transfers between subaccounts (including fixed accounts), net	(59,593)	64,919	(71,188)	(570,795)
Transfers for contract benefits and terminations	(55,439)	(16,941)	(642,552)	(237,980)
Contract maintenance charges	(28,762)	(17,419)	(289,118)	(301,789)

Net increase (decrease) in net assets from contract transactions	(126,066)	42,272	(712,913)	(792,609)

Total increase (decrease) in net assets	(51,607)	95,625	916,889	274,756
Net assets at beginning of year	368,982	273,357	6,622,107	6,347,351

Net assets at end of year	$317,375	$368,982	$7,538,996	$6,622,107

Accumulation units:
Purchases	215	1,157	3,392	2,247
Withdrawals	(1,849)	(496)	(12,530)	(16,013)

Net increase (decrease) in units outstanding	(1,634)	661	(9,138)	(13,766)
Units outstanding at beginning of year	5,209	4,548	99,879	113,645

Units outstanding at end of year	3,575	5,209	90,741	99,879

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MFS (continued)
	Emerging Growth Series		High Yield Series
	2021	2020	2021	2020
Income:
Dividends	$—	$—	$8,929	$17,018
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	235,409	103,045	(6,742)	(2,716)
Net realized gain distributions	333,619	136,879	—	—

Net realized gains (losses)	569,028	239,924	(6,742)	(2,716)

Change in unrealized appreciation / (depreciation) during the year	(31,693)	367,613	5,455	2,037

Increase (decrease) in net assets from operations	537,335	607,537	7,642	16,339

Contract transactions:
Payments received from contract owners	21,827	47,934	3,704	8,019
Transfers between subaccounts (including fixed accounts), net	199,034	(131,275)	(108,399)	119,435
Transfers for contract benefits and terminations	(335,345)	(21,491)	(152,319)	(20,171)
Contract maintenance charges	(72,998)	(80,966)	(7,119)	(12,153)

Net increase (decrease) in net assets from contract transactions	(187,482)	(185,798)	(264,133)	95,130

Total increase (decrease) in net assets	349,853	421,739	(256,491)	111,469
Net assets at beginning of year	2,454,321	2,032,582	415,279	303,810

Net assets at end of year	$2,804,174	$2,454,321	$158,788	$415,279

Accumulation units:
Purchases	2,197	210	297	3,876
Withdrawals	(4,351)	(2,848)	(7,999)	(1,052)

Net increase (decrease) in units outstanding	(2,154)	(2,638)	(7,702)	2,824
Units outstanding at beginning of year	28,675	31,313	12,215	9,391

Units outstanding at end of year	26,521	28,675	4,513	12,215

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MFS (continued)
	Research Series		Income Series II
	2021	2020	2021	2020
Income:
Dividends	$4,165	$4,306	$10,031	$12,337
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	11,034	9,560	(348)	1,533
Net realized gain distributions	43,634	23,738	13,021	—

Net realized gains (losses)	54,668	33,298	12,673	1,533

Change in unrealized appreciation / (depreciation) during the year	108,880	58,974	(21,413)	14,151

Increase (decrease) in net assets from operations	167,713	96,578	1,291	28,021

Contract transactions:
Payments received from contract owners	18,185	21,798	4,279	4,420
Transfers between subaccounts (including fixed accounts), net	(1,337)	2,846	33,900	10,093
Transfers for contract benefits and terminations	(10,957)	(17,665)	(32,647)	(41,173)
Contract maintenance charges	(25,390)	(26,558)	(17,191)	(18,611)

Net increase (decrease) in net assets from contract transactions	(19,499)	(19,579)	(11,659)	(45,271)

Total increase (decrease) in net assets	148,214	76,999	(10,368)	(17,250)
Net assets at beginning of year	682,736	605,737	300,495	317,745

Net assets at end of year	$830,950	$682,736	$290,127	$300,495

Accumulation units:
Purchases	190	427	1,021	609
Withdrawals	(491)	(844)	(1,368)	(2,000)

Net increase (decrease) in units outstanding	(301)	(417)	(347)	(1,391)
Units outstanding at beginning of year	12,130	12,547	8,899	10,290

Units outstanding at end of year	11,829	12,130	8,552	8,899

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Pioneer
	Equity Income VCT		Fund VCT
	2021	2020	2021	2020
Income:
Dividends	$6,014	$9,182	$999	$4,509
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(2,825)	(10,314)	11,073	(10,226)
Net realized gain distributions	—	14,637	85,707	76,256

Net realized gains (losses)	(2,825)	4,323	96,780	66,030

Change in unrealized appreciation / (depreciation) during the year	105,904	(12,276)	171,855	134,790

Increase (decrease) in net assets from operations	109,093	1,229	269,634	205,329

Contract transactions:
Payments received from contract owners	15,754	15,649	32,745	40,367
Transfers between subaccounts (including fixed accounts), net	118	14,337	(24,586)	(23,843)
Transfers for contract benefits and terminations	(12,706)	(851)	(110,626)	(30,087)
Contract maintenance charges	(18,040)	(18,569)	(38,437)	(39,404)

Net increase (decrease) in net assets from contract transactions	(14,874)	10,566	(140,904)	(52,967)

Total increase (decrease) in net assets	94,219	11,795	128,730	152,362
Net assets at beginning of year	437,478	425,683	1,049,742	897,380

Net assets at end of year	$531,697	$437,478	$1,178,472	$1,049,742

Accumulation units:
Purchases	242	1,065	434	416
Withdrawals	(560)	(755)	(3,785)	(2,075)

Net increase (decrease) in units outstanding	(318)	310	(3,351)	(1,659)
Units outstanding at beginning of year	10,509	10,199	27,806	29,465

Units outstanding at end of year	10,191	10,509	24,455	27,806

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Pioneer (continued)
	Mid Cap Value VCT		Real Estate Shares VCT
	2021	2020	2021	2020
Income:
Dividends	$65,052	$64,307	$7,556	$11,297
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	147,941	(43,703)	(91,238)	(62,050)
Net realized gain distributions	1	171,345	—	165,626

Net realized gains (losses)	147,942	127,642	(91,238)	103,576

Change in unrealized appreciation / (depreciation) during the year	1,509,022	4,200	333,487	(169,204)

Increase (decrease) in net assets from operations	1,722,016	196,149	249,805	(54,331)

Contract transactions:
Payments received from contract owners	297,675	322,808	7,029	18,949
Transfers between subaccounts (including fixed accounts), net	(228,359)	188,119	(143,077)	81,755
Transfers for contract benefits and terminations	(585,867)	(209,526)	(126,856)	(61,534)
Contract maintenance charges	(280,186)	(268,610)	(20,089)	(23,220)

Net increase (decrease) in net assets from contract transactions	(796,737)	32,791	(282,993)	15,950

Total increase (decrease) in net assets	925,279	228,940	(33,188)	(38,381)
Net assets at beginning of year	6,042,784	5,813,844	708,639	747,020

Net assets at end of year	$6,968,063	$6,042,784	$675,451	$708,639

Accumulation units:
Purchases	3,476	11,395	270	1,643
Withdrawals	(15,671)	(9,487)	(3,805)	(1,390)

Net increase (decrease) in units outstanding	(12,195)	1,908	(3,535)	253
Units outstanding at beginning of year	110,140	108,232	10,902	10,649

Units outstanding at end of year	97,945	110,140	7,367	10,902

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	DWS
	Global Opportunities		Core Equity VIP
	2021	2020	2021	2020
Income:
Dividends	$707	$4,619	$2,600	$4,908
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	25,790	(7,370)	49,453	1,227
Net realized gain distributions	—	—	25,842	20,915

Net realized gains (losses)	25,790	(7,370)	75,295	22,142

Change in unrealized appreciation / (depreciation) during the year	109,669	158,163	32,337	45,314

Increase (decrease) in net assets from operations	136,166	155,412	110,232	72,364

Contract transactions:
Payments received from contract owners	12,046	19,487	5,060	10,321
Transfers between subaccounts (including fixed accounts), net	(210,345)	31,354	(5,776)	1,808
Transfers for contract benefits and terminations	(46,276)	(23,081)	(202,450)	(3,114)
Contract maintenance charges	(23,238)	(26,578)	(12,700)	(15,786)

Net increase (decrease) in net assets from contract transactions	(267,813)	1,182	(215,866)	(6,771)

Total increase (decrease) in net assets	(131,647)	156,594	(105,634)	65,593
Net assets at beginning of year	985,970	829,376	534,150	468,557

Net assets at end of year	$854,323	$985,970	$428,516	$534,150

Accumulation units:
Purchases	405	1,218	85	320
Withdrawals	(4,802)	(924)	(4,454)	(499)

Net increase (decrease) in units outstanding	(4,397)	294	(4,369)	(179)
Units outstanding at beginning of year	18,001	17,707	12,206	12,385

Units outstanding at end of year	13,604	18,001	7,837	12,206

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	DWS (continued)
	International		Small Cap Index VIP
	2021	2020	2021	2020
Income:
Dividends	$8,376	$9,915	$3,566	$4,274
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	4	(4,013)	47,505	3,741
Net realized gain distributions	—	—	24,801	39,548

Net realized gains (losses)	4	(4,013)	72,306	43,289

Change in unrealized appreciation / (depreciation) during the year	22,237	6,454	(9,971)	31,091

Increase (decrease) in net assets from operations	30,617	12,356	65,901	78,654

Contract transactions:
Payments received from contract owners	21,011	18,987	11,279	12,242
Transfers between subaccounts (including fixed accounts), net	7,789	22,765	(34,725)	12,047
Transfers for contract benefits and terminations	(2,832)	(12,373)	(126,285)	(39,498)
Contract maintenance charges	(19,027)	(19,026)	(12,352)	(14,450)

Net increase (decrease) in net assets from contract transactions	6,941	10,353	(162,083)	(29,659)

Total increase (decrease) in net assets	37,558	22,709	(96,182)	48,995
Net assets at beginning of year	329,176	306,467	470,580	421,585

Net assets at end of year	$366,734	$329,176	$374,398	$470,580

Accumulation units:
Purchases	1,236	2,195	210	831
Withdrawals	(870)	(1,374)	(3,274)	(1,534)

Net increase (decrease) in units outstanding	366	821	(3,064)	(703)
Units outstanding at beginning of year	18,378	17,557	10,040	10,743

Units outstanding at end of year	18,744	18,378	6,976	10,040

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	T. Rowe Price
	Equity Income		International Stock
	2021	2020	2021	2020
Income:
Dividends	$108,108	$129,618	$38,165	$32,957
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	241,973	33,051	182,034	87,544
Net realized gain distributions	491,300	134,322	421,627	256,331

Net realized gains (losses)	733,273	167,373	603,661	343,875

Change in unrealized appreciation / (depreciation) during the year	717,315	(160,442)	(546,182)	451,916

Increase (decrease) in net assets from operations	1,558,696	136,549	95,644	828,748

Contract transactions:
Payments received from contract owners	295,622	334,487	353,829	361,338
Transfers between subaccounts (including fixed accounts), net	(190,076)	132,288	392,475	(306,428)
Transfers for contract benefits and terminations	(637,649)	(259,055)	(721,087)	(242,546)
Contract maintenance charges	(295,899)	(294,469)	(299,995)	(319,077)

Net increase (decrease) in net assets from contract transactions	(828,002)	(86,749)	(274,778)	(506,713)

Total increase (decrease) in net assets	730,694	49,800	(179,134)	322,035
Net assets at beginning of year	6,320,303	6,270,503	6,500,859	6,178,824

Net assets at end of year	$7,050,997	$6,320,303	$6,321,725	$6,500,859

Accumulation units:
Purchases	4,175	12,489	17,663	7,154
Withdrawals	(18,299)	(12,978)	(26,587)	(26,623)

Net increase (decrease) in units outstanding	(14,124)	(489)	(8,924)	(19,469)
Units outstanding at beginning of year	126,771	127,260	221,751	241,220

Units outstanding at end of year	112,647	126,771	212,827	221,751

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	T. Rowe Price (continued)
	Limited-Term Bond		All-Cap Opportunities Portfolio
	2021	2020	2021	2020
Income:
Dividends	$6,669	$9,579	$—	$—
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	211	(623)	60,686	48,390
Net realized gain distributions	3,039	—	287,100	184,591

Net realized gains (losses)	3,250	(623)	347,786	232,981

Change in unrealized appreciation / (depreciation) during the year	(9,335)	13,062	(105,796)	170,124

Increase (decrease) in net assets from operations	584	22,018	241,990	403,105

Contract transactions:
Payments received from contract owners	31,840	33,160	8,201	19,921
Transfers between subaccounts (including fixed accounts), net	32,957	7,199	187,224	(83,427)
Transfers for contract benefits and terminations	(13,279)	(48,140)	(127,519)	(18,997)
Contract maintenance charges	(31,044)	(34,774)	(39,595)	(41,387)

Net increase (decrease) in net assets from contract transactions	20,474	(42,555)	28,311	(123,890)

Total increase (decrease) in net assets	21,058	(20,537)	270,301	279,215
Net assets at beginning of year	487,057	507,594	1,250,541	971,326

Net assets at end of year	$508,115	$487,057	$1,520,842	$1,250,541

Accumulation units:
Purchases	2,022	1,536	1,968	190
Withdrawals	(1,100)	(3,545)	(1,868)	(1,978)

Net increase (decrease) in units outstanding	922	(2,009)	100	(1,788)
Units outstanding at beginning of year	22,016	24,025	14,726	16,514

Units outstanding at end of year	22,938	22,016	14,826	14,726

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	T. Rowe Price (continued)		Morgan Stanley
	Moderate Allocation		VIF Emerging Markets Equity
	2021	2020	2021	2020
Income:
Dividends	$5,162	$6,858	$15,142	$21,180
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	17,870	5,640	60,513	24,461
Net realized gain distributions	48,982	17,405	—	25,702

Net realized gains (losses)	66,852	23,045	60,513	50,163

Change in unrealized appreciation / (depreciation) during the year	(20,526)	40,235	(18,875)	163,949

Increase (decrease) in net assets from operations	51,488	70,138	56,780	235,292

Contract transactions:
Payments received from contract owners	20,986	21,507	88,797	93,087
Transfers between subaccounts (including fixed accounts), net	4,667	11,320	28,056	(6,797)
Transfers for contract benefits and terminations	(66,349)	(22,293)	(138,207)	(68,050)
Contract maintenance charges	(34,782)	(37,123)	(74,987)	(77,787)

Net increase (decrease) in net assets from contract transactions	(75,478)	(26,589)	(96,341)	(59,547)

Total increase (decrease) in net assets	(23,990)	43,549	(39,561)	175,745
Net assets at beginning of year	550,211	506,662	1,789,040	1,613,295

Net assets at end of year	$526,221	$550,211	$1,749,479	$1,789,040

Accumulation units:
Purchases	301	533	2,795	3,244
Withdrawals	(1,630)	(1,088)	(5,042)	(4,667)

Net increase (decrease) in units outstanding	(1,329)	(555)	(2,247)	(1,423)
Units outstanding at beginning of year	10,140	10,695	44,520	45,943

Units outstanding at end of year	8,811	10,140	42,273	44,520

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	Morgan Stanley (continued)
	VIF Core Plus Fixed Income
	2021	2020
Income:
Dividends	$209,865	$137,532
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	13,877	30,478
Net realized gain distributions	347,837	50,275

Net realized gains (losses)	361,714	80,753

Change in unrealized appreciation / (depreciation) during the year	(589,157)	146,807

Increase (decrease) in net assets from operations	(17,578)	365,092

Contract transactions:
Payments received from contract owners	327,610	320,694
Transfers between subaccounts (including fixed accounts), net	700,758	76,989
Transfers for contract benefits and terminations	(294,576)	(170,632)
Contract maintenance charges	(303,286)	(322,273)

Net increase (decrease) in net assets from contract transactions	430,506	(95,222)

Total increase (decrease) in net assets	412,928	269,870
Net assets at beginning of year	5,217,479	4,947,609

Net assets at end of year	$5,630,407	$5,217,479

Accumulation units:
Purchases	31,266	15,947
Withdrawals	(16,576)	(19,898)

Net increase (decrease) in units outstanding	14,690	(3,951)
Units outstanding at beginning of year	177,730	181,681

Units outstanding at end of year	192,420	177,730

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

1.	NATURE OF OPERATIONS

United of Omaha Separate Account B (the “Separate Account”) was established by United of Omaha Life Insurance Company (“United”) on August 27, 1996, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account is a funding vehicle for individual variable life contracts. The assets of the Separate Account are owned by United, however, the net assets of the Separate Account are clearly identified and distinguished from United’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business United may conduct.

A contract owner of the Separate Account may allocate funds to the fixed income account, which is part of United’s general account, in addition to those subaccounts detailed below. Interests in the fixed income account have not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2.	SUBACCOUNTS

The Separate Account is divided into subaccounts for which accumulation units are separately maintained. Each subaccount invests exclusively in shares of a corresponding mutual fund portfolio. The available subaccounts with activity during 2021 or 2020 are:

Alger

Alger American Fund

Alger American LargeCap Growth Portfolio Class O (“American Growth”)

Alger American SmallCap Growth Portfolio Class O (“American Small Capitalization”)

Federated

Federated Insurance Series

Federated Hermes Government Money Fund II (“Government Money Fund II”)

Federated Hermes Fund for U.S. Government Securities II (“Fund for U.S. Government Securities II”)

Fidelity

Fidelity Variable Insurance Products

Fidelity VIP Contrafund Portfolio Service Class (“VIP Contrafund”)

Fidelity VIP Index 500 Portfolio Initial Class (“VIP Index 500”)

Fidelity Variable Insurance Products Fund

Fidelity VIP Asset Manager: Growth Portfolio Initial Class (“VIP Asset Manager: Growth”)

Fidelity VIP Equity-Income Portfolio Initial Class (“VIP Equity Income”)

Fidelity VIP Mid Cap Portfolio Service Class 2 (“VIP Mid Cap”)

MFS

MFS Variable Insurance Trust

MFS Core Equity Portfolio (“Core Equity Portfolio”)

MFS Growth Series Portfolio Initial Class (“Emerging Growth Series”)

MFS High Yield Initial Class (“High Yield Series”)

MFS Research Series Portfolio Initial Class (“Research Series”)

MFS VIT II Income Initial Class (“Income Series II”)

Pioneer

Pioneer Variable Contracts Trust

Pioneer Equity Income VCT Portfolio Class II (“Equity Income VCT”)

Pioneer Fund VCT Portfolio Class II (“Fund VCT”)

Pioneer Mid Cap Value VCT Portfolio Class I (“Mid Cap Value VCT”)

Pioneer Real Estate Shares VCT Portfolio Class II (“Real Estate Shares VCT”)

DWS

DWS Variable Series I

DWS Global Opportunities VIP Class B (“Global Opportunities”)

DWS Core Equity VIP - Class B (“Core Equity VIP”)

DWS CROCI International VIP Class A (“International”)

DWS Investments VIT Funds

DWS Small Cap Index VIP Class A (“Small Cap Index VIP”)

T. Rowe Price

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Income Portfolio (“Equity Income”)

T. Rowe Price All-Cap Opportunities Portfolio (“All-Cap Opportunities Portfolio”)

T. Rowe Price Moderate Allocation Portfolio (“Moderate Allocation”)

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio (“International Stock”)

T. Rowe Price Fixed Income Series, Inc.

T. Rowe Price Limited-Term Bond Portfolio (“Limited-Term Bond”)

Morgan Stanley

Morgan Stanley Variable Insurance Funds

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (“VIF Emerging Markets Equity”)

Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I (“VIF Core Plus Fixed Income”)

Effective April 30, 2021, “T. Rowe Price New American Growth” was renamed “T. Rowe Price All-Cap Opportunities Portfolio”.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of asset and disclosures of assets at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in investment valuation in the absence of quoted market prices.

The World Health Organization declared the spread of the COVID-19 virus as a pandemic on March 11, 2020. The pandemic and actions taken against it globally in response have disrupted business activities throughout the world through 2021 and 2020 and will continue into 2022. As events and responses continue to evolve, it is not possible to reliably estimate the severity of these events on the Separate Account’s future financial statements. The Separate Account believes it has the ability to sustain its operations, maintain adequate liquidity and capital levels, and meet all obligations of policyholders as of the date these financial statements were issued.

Security Valuation and Related Investment Income - Investments are made in the portfolios of the Separate Account and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

The investments of the Separate Account and United of Omaha Separate Account C are jointly held in accounts with the investment managers.

Federal Income Taxes - Net taxable income or loss of the subaccounts of the Separate Account are included in the federal taxable income of United, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under current provisions of the IRC, United does not expect to incur federal income taxes on the earnings of the subaccounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the subaccounts of the Separate Account for federal income taxes. A charge may be made in future years for any federal income taxes that would be attributable to the contracts in the event of changes in the tax law.

As of December 31, 2021, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase or decrease within 12 months of the reporting date.

Fair Value Measurements - Current fair value guidance requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria is summarized as follows:

Level 1 -	Inputs are unadjusted and represent quoted prices in active markets for identical assets at the measurement date.

Level 2 -	Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset through correlation with market data at the measurement date.

Level 3 -	Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. Financial assets presented at fair value and categorized as Level 3 are generally those that are valued using unobservable inputs.

Each subaccount invests in shares of mutual funds, which calculate daily net asset value based on the value of the underlying securities in the portfolio. As such, the investments held in the Separate Account were valued using Level 2 inputs as defined by the applicable fair value guidance.

Payments Received from Contract Owners - In the Statement of Operations and Changes in Net Assets, the line item “Payments received from contract owners” includes both deposits received from policyholders and net gains and losses resulting from the timing of executed trades.

Subsequent Events - Subsequent events have been evaluated through April 15, 2022, the date these financial statements were issued.

4.	ACCOUNT CHARGES

Contract Maintenance Charges:

Cost of Insurance Charge - The cost of insurance charge on single premium variable life contracts is based on the accumulation value, contract year, and the insured’s rate class as follows:

Accumulation Value	Preferred Rate Class		Standard Rate Class
	Years 1 -10	Years 11 and later	Years 1 - 10	Years 11 and later
$45,000 or less	0.70%	0.60%	1.30%	0.94%
Greater than $45,000	0.60%	0.50%	1.20%	0.84%

The cost of insurance for flexible premium variable life contracts is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the contract has been inforce. The cost of insurance charge is assessed through the redemption of units.

Surrender Charge - Upon a total surrender, partial withdrawal or if the contract’s current specified amount of insurance coverage is decreased, United may deduct a surrender charge from the accumulation value based upon the amount of the decrease, issue age of contract owner, risk and rate class and duration the contract has been inforce. Surrender charges are applied as a percentage of premium surrendered or withdrawn and range between 0% and 9.5% or a stated dollar amount based upon the policy’s data pages depending on the product.

Transfer Fees - A transfer fee of $10 may be imposed for any non-systematic transfer in excess of twelve per contract year. The transfer is deducted from the amount transferred on the date of the transfer as a redemption of units.

Administrative Charges - United deducts a monthly charge through the redemption of units as compensation for the mortality and expense risks assumed by United. This charge is equal to an annual rate of 0.90% of the accumulation value on each monthly deduction date for single premium variable life contracts. Risk charges for flexible premium variable life contracts are equal to an annual rate of 0.70% of the accumulation value, decreasing to 0.55% of accumulation value (0.15% of accumulation value in excess of $25,000) after ten years. This charge is assessed through the redemption of units. United guarantees that the mortality and expense charge will not increase above these levels. For single premium variable life contracts, United deducts an administrative charge on each monthly deduction date through the redemption of units. This charge is set at an annual rate of 0.24% of the accumulation value on each monthly deduction date. The administrative charge for flexible premium variable life contracts is $84 per year. These charges are assessed through the redemption of units.

Tax Expense Charge - For single premium variable life contracts, a tax expense charge is deducted as part of the monthly deduction from the accumulation value on each monthly deduction date for the first ten contract years to reimburse United for state premium taxes, federal deferred acquisition cost taxes, and related administrative expenses. The annual rate of this charge is 0.39% of the accumulation value and is assessed through the redemption of units. For flexible premium variable life contracts 3.75% of each contract premium payment is deducted to cover these expenses.

Cost of Riders - Riders are available at a cost based on insured’s age, sex, risk and rate class and benefit amount. These riders include additional insured, accidental death benefit and disability rider. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised. These charges are assessed through the redemption of units.

5.	PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the year ended December 31, 2021, were as follows:

	Purchases	Sales
Alger
American Growth	$223,659	$462,828
American Small Capitalization	47,251	404,292
Federated
Government Money Fund II	127,128	160,784
Fund for U.S. Government Securities II	13,247	110,590
Fidelity
VIP Asset Manager: Growth	9,468	8,496
VIP Contrafund	131,303	341,799
VIP Equity Income	24,674	231,908
VIP Index 500	142,010	1,740,826
VIP Mid Cap	17,952	144,018
MFS
Core Equity Portfolio	245,783	958,696
Emerging Growth Series	224,433	411,915
High Yield Series	10,275	274,408
Research Series	11,550	31,049
Income Series II	34,585	46,244
Pioneer
Equity Income VCT	11,421	26,295
Fund VCT	18,254	159,158
Mid Cap Value VCT	220,342	1,017,079
Real Estate Shares VCT	18,676	301,669
DWS
Global Opportunities	24,692	292,505
Core Equity VIP	4,159	220,025
International	23,602	16,661
Small Cap Index VIP	11,156	173,239
T. Rowe Price
Equity Income	239,367	1,067,369
International Stock	539,835	814,613
Limited-Term Bond	44,922	24,448
All-Cap Opportunities Portfolio	201,586	173,275
Moderate Allocation	17,414	92,892
Morgan Stanley
VIF Emerging Markets Equity	117,612	213,953
VIF Core Plus Fixed Income	910,317	479,811

6.	ADMINISTRATION OF THE SEPARATE ACCOUNT

United has an administrative services agreement with Security Benefit Life Insurance Company (“Security Benefit”) to perform administrative functions on behalf of United with respect to the contracts comprising the Separate Account.

7.	REINSURANCE ARRANGEMENTS

United has a reinsurance agreement to cede to Security Benefit, on a modified coinsurance basis, certain United rights, liabilities and obligations in the Separate Account. The ceding of this business does not discharge United from its primary legal liability to a contract owner.

8.	FINANCIAL HIGHLIGHTS

A summary of units, unit values, and net assets at December 31 and investment income ratio, expense ratio and total return for the years ended December 31 follows:

	At December 31			For the years ended December 31****
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Alger
American Growth - 2021	36,878	$93.87	$3,461,604	0.00%	0.00%	11.84%
American Growth - 2020	39,590	83.93	3,322,715	0.17%	0.00%	67.02%
American Growth - 2019	43,276	50.25	2,174,534	0.00%	0.00%	27.44%
American Growth - 2018	45,065	39.43	1,776,976	0.00%	0.00%	2.20%
American Growth - 2017	51,451	38.58	1,984,952	0.00%	0.00%	28.47%

American Small Capitalization - 2021	19,640	67.79	1,331,367	0.00%	0.00%	-6.06%
American Small Capitalization - 2020	24,634	72.16	1,777,637	1.00%	0.00%	67.15%
American Small Capitalization - 2019	27,779	43.17	1,199,282	0.00%	0.00%	29.33%
American Small Capitalization - 2018	28,805	33.38	961,483	0.00%	0.00%	1.43%
American Small Capitalization - 2017	32,749	32.91	1,077,649	0.00%	0.00%	28.76%

Federated
Government Money Fund II - 2021	351,733	1.52	533,335	0.00%	0.00%	0.00%
Government Money Fund II - 2020	373,931	1.52	566,983	0.17%	0.00%	0.66%
Government Money Fund II - 2019	264,678	1.51	400,513	1.59%	0.00%	1.34%
Government Money Fund II - 2018	279,196	1.49	415,656	1.27%	0.00%	1.36%
Government Money Fund II - 2017	335,238	1.47	492,921	0.32%	0.00%	0.00%

Fund for U.S. Government Securities II - 2021	9,793	25.39	248,639	2.36%	0.00%	-2.04%
Fund for U.S. Government Securities II - 2020	13,606	25.92	352,662	2.42%	0.00%	5.19%
Fund for U.S. Government Securities II - 2019	14,069	24.64	346,606	2.43%	0.00%	5.93%
Fund for U.S. Government Securities II - 2018	15,774	23.26	366,969	2.82%	0.00%	0.43%
Fund for U.S. Government Securities II - 2017	16,830	23.16	389,769	2.36%	0.00%	1.94%

Fidelity
VIP Asset Manager: Growth - 2021	9,438	43.17	407,477	1.47%	0.00%	13.94%
VIP Asset Manager: Growth - 2020	9,416	37.89	356,730	1.08%	0.00%	17.27%
VIP Asset Manager: Growth - 2019	9,334	32.31	301,566	1.56%	0.00%	22.85%
VIP Asset Manager: Growth - 2018	10,231	26.30	269,113	1.51%	0.00%	-7.65%
VIP Asset Manager: Growth - 2017	10,678	28.48	304,129	1.26%	0.00%	18.72%

VIP Contrafund - 2021	35,898	118.66	4,259,728	0.06%	0.00%	27.83%
VIP Contrafund - 2020	38,009	92.83	3,528,195	0.24%	0.00%	30.58%
VIP Contrafund - 2019	40,905	71.09	2,908,105	0.47%	0.00%	31.58%
VIP Contrafund - 2018	43,366	54.03	2,343,180	0.74%	0.00%	-6.38%
VIP Contrafund - 2017	49,004	57.71	2,828,109	1.00%	0.00%	21.88%

VIP Equity Income - 2021	19,740	56.86	1,122,461	1.87%	0.00%	24.88%
VIP Equity Income - 2020	23,699	45.53	1,078,983	1.64%	0.00%	6.70%
VIP Equity Income - 2019	25,248	42.67	1,077,387	2.02%	0.00%	27.45%
VIP Equity Income - 2018	27,545	33.48	922,302	2.34%	0.00%	-8.30%
VIP Equity Income - 2017	29,080	36.51	1,061,757	1.66%	0.00%	12.89%

VIP Index 500 - 2021	150,557	78.99	11,891,844	1.29%	0.00%	28.59%
VIP Index 500 - 2020	172,602	61.43	10,603,113	1.62%	0.00%	18.25%
VIP Index 500 - 2019	188,864	51.95	9,812,400	1.98%	0.00%	31.35%
VIP Index 500 - 2018	204,877	39.55	8,103,782	1.91%	0.00%	-4.49%
VIP Index 500 - 2017	233,908	41.41	9,687,162	1.79%	0.00%	21.69%

VIP Mid Cap - 2021	3,575	88.76	317,375	0.32%	0.00%	25.30%
VIP Mid Cap - 2020	5,209	70.84	368,982	0.35%	0.00%	17.87%
VIP Mid Cap - 2019	4,548	60.10	273,357	0.72%	0.00%	23.18%
VIP Mid Cap - 2018	4,332	48.79	211,364	0.44%	0.00%	-14.78%
VIP Mid Cap - 2017	4,400	57.25	251,876	0.50%	0.00%	20.53%

MFS
Core Equity Portfolio - 2021	90,741	83.08	7,538,996	0.44%	0.00%	25.31%
Core Equity Portfolio - 2020	99,879	66.30	6,622,107	0.68%	0.00%	18.71%
Core Equity Portfolio - 2019	113,645	55.85	6,347,351	0.82%	0.00%	33.20%
Core Equity Portfolio - 2018	124,978	41.93	5,240,816	0.71%	0.00%	-3.83%
Core Equity Portfolio - 2017	140,182	43.60	6,112,454	0.95%	0.00%	24.82%

	At December 31			For the years ended December 31****
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***

MFS (cont’d)
Emerging Growth Series - 2021	26,521	$105.73	$2,804,174	0.00%	0.00%	23.53%
Emerging Growth Series - 2020	28,675	85.59	2,454,321	0.00%	0.00%	31.86%
Emerging Growth Series - 2019	31,313	64.91	2,032,582	0.00%	0.00%	38.14%
Emerging Growth Series - 2018	33,031	46.99	1,552,015	0.10%	0.00%	2.67%
Emerging Growth Series - 2017	35,762	45.77	1,636,665	0.11%	0.00%	31.41%

High Yield Series - 2021	4,513	$35.18	158,788	3.11%	0.00%	3.47%
High Yield Series - 2020	12,215	34.00	415,279	4.73%	0.00%	5.10%
High Yield Series - 2019	9,391	32.35	303,810	5.70%	0.00%	14.80%
High Yield Series - 2018	10,034	28.18	282,752	5.51%	0.00%	-3.09%
High Yield Series - 2017	11,043	29.08	321,081	6.34%	0.00%	6.72%

Research Series - 2021	11,829	70.25	830,950	0.55%	0.00%	24.80%
Research Series - 2020	12,130	56.29	682,736	0.67%	0.00%	16.59%
Research Series - 2019	12,547	48.28	605,737	0.81%	0.00%	32.97%
Research Series - 2018	12,811	36.31	465,195	0.75%	0.00%	-4.37%
Research Series - 2017	14,716	37.97	558,789	1.32%	0.00%	23.36%

Income Series II - 2021	8,552	33.92	290,127	3.40%	0.00%	0.44%
Income Series II - 2020	8,899	33.77	300,495	3.99%	0.00%	9.36%
Income Series II - 2019	10,290	30.88	317,745	3.53%	0.00%	11.60%
Income Series II - 2018	11,159	27.67	308,770	4.05%	0.00%	-1.98%
Income Series II - 2017	11,077	28.23	312,705	4.67%	0.00%	6.25%

Pioneer
Equity Income VCT - 2021	10,191	52.17	531,697	1.24%	0.00%	25.32%
Equity Income VCT - 2020	10,509	41.63	437,478	2.13%	0.00%	-0.26%
Equity Income VCT - 2019	10,199	41.74	425,683	2.45%	0.00%	25.23%
Equity Income VCT - 2018	10,059	33.33	335,255	2.16%	0.00%	-8.76%
Equity Income VCT - 2017	11,582	36.53	423,123	1.53%	0.00%	15.16%

Fund VCT - 2021	24,455	48.19	1,178,472	0.09%	0.00%	27.66%
Fund VCT - 2020	27,806	37.75	1,049,742	0.46%	0.00%	23.93%
Fund VCT - 2019	29,465	30.46	897,380	0.74%	0.00%	31.07%
Fund VCT - 2018	34,961	23.24	812,617	0.81%	0.00%	-1.73%
Fund VCT - 2017	38,880	23.65	919,678	0.95%	0.00%	21.34%

Mid Cap Value VCT - 2021	97,945	71.14	6,968,063	1.00%	0.00%	29.68%
Mid Cap Value VCT - 2020	110,140	54.86	6,042,784	1.08%	0.00%	2.12%
Mid Cap Value VCT - 2019	108,232	53.72	5,813,844	1.37%	0.00%	28.46%
Mid Cap Value VCT - 2018	112,040	41.82	4,685,863	0.74%	0.00%	-19.34%
Mid Cap Value VCT - 2017	115,252	51.85	5,975,969	0.81%	0.00%	13.16%

Real Estate Shares VCT - 2021	7,367	91.68	675,451	1.09%	0.00%	41.05%
Real Estate Shares VCT - 2020	10,902	65.00	708,639	1.55%	0.00%	-7.34%
Real Estate Shares VCT - 2019	10,649	70.15	747,020	2.35%	0.00%	28.15%
Real Estate Shares VCT - 2018	11,266	54.74	616,686	2.70%	0.00%	-7.24%
Real Estate Shares VCT - 2017	12,240	59.01	722,243	2.54%	0.00%	3.51%

DWS
Global Opportunities - 2021	13,604	62.80	854,323	0.28%	0.00%	14.66%
Global Opportunities - 2020	18,001	54.77	985,970	0.54%	0.00%	16.93%
Global Opportunities - 2019	17,707	46.84	829,376	0.00%	0.00%	21.10%
Global Opportunities - 2018	16,856	38.68	652,056	0.00%	0.00%	-20.75%
Global Opportunities - 2017	17,099	48.81	834,586	0.00%	0.00%	19.60%

Core Equity VIP - 2021	7,837	54.68	428,516	0.54%	0.00%	24.95%
Core Equity VIP - 2020	12,206	43.76	534,150	0.98%	0.00%	15.68%
Core Equity VIP - 2019	12,385	37.83	468,557	0.77%	0.00%	29.91%
Core Equity VIP - 2018	12,653	29.12	368,490	1.59%	0.00%	-6.03%
Core Equity VIP - 2017	13,736	30.99	425,652	0.90%	0.00%	20.68%

International - 2021	18,744	19.57	366,734	2.41%	0.00%	9.27%
International - 2020	18,378	17.91	329,176	3.12%	0.00%	2.58%
International - 2019	17,557	17.46	306,467	3.03%	0.00%	21.84%
International - 2018	18,113	14.33	259,644	1.11%	0.00%	-14.40%
International - 2017	19,160	16.74	320,823	7.35%	0.00%	21.92%

	At December 31			For the years ended December 31****
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***

DWS (cont’d)
Small Cap Index VIP - 2021	6,976	$53.67	$374,398	0.84%	0.00%	14.51%
Small Cap Index VIP - 2020	10,040	46.87	470,580	0.96%	0.00%	19.44%
Small Cap Index VIP - 2019	10,743	39.24	421,585	1.04%	0.00%	25.21%
Small Cap Index VIP - 2018	12,562	31.34	393,686	1.04%	0.00%	-11.22%
Small Cap Index VIP - 2017	13,228	35.30	467,010	0.98%	0.00%	14.31%

T. Rowe Price
Equity Income - 2021	112,647	62.59	7,050,997	1.62%	0.00%	25.53%
Equity Income - 2020	126,771	49.86	6,320,303	2.06%	0.00%	1.20%
Equity Income - 2019	127,260	49.27	6,270,503	2.34%	0.00%	26.40%
Equity Income - 2018	135,032	38.98	5,263,868	2.10%	0.00%	-9.50%
Equity Income - 2017	144,662	43.07	6,231,237	1.72%	0.00%	16.00%

International Stock - 2021	212,827	29.70	6,321,725	0.60%	0.00%	1.30%
International Stock - 2020	221,751	29.32	6,500,859	0.52%	0.00%	14.49%
International Stock - 2019	241,220	25.61	6,178,824	2.45%	0.00%	27.73%
International Stock - 2018	252,223	20.05	5,056,435	1.40%	0.00%	-14.21%
International Stock - 2017	261,856	23.37	6,118,591	1.14%	0.00%	27.91%

Limited-Term Bond - 2021	22,938	22.15	508,115	1.34%	0.00%	0.14%
Limited-Term Bond - 2020	22,016	22.12	487,057	1.93%	0.00%	4.69%
Limited-Term Bond - 2019	24,025	21.13	507,594	2.45%	0.00%	4.35%
Limited-Term Bond - 2018	32,159	20.25	651,119	2.04%	0.00%	1.20%
Limited-Term Bond - 2017	34,836	20.01	697,102	1.49%	0.00%	1.06%

All-Cap Opportunities Portfolio - 2021	14,826	102.58	1,520,842	0.00%	0.00%	20.80%
All-Cap Opportunities Portfolio - 2020	14,726	84.92	1,250,541	0.00%	0.00%	44.37%
All-Cap Opportunities Portfolio - 2019	16,514	58.82	971,326	0.41%	0.00%	34.94%
All-Cap Opportunities Portfolio - 2018	18,332	43.59	799,141	0.16%	0.00%	1.16%
All-Cap Opportunities Portfolio - 2017	21,550	43.09	928,664	0.11%	0.00%	34.40%

Moderate Allocation - 2021	8,811	59.72	526,221	0.96%	0.00%	10.06%
Moderate Allocation - 2020	10,140	54.26	550,211	1.30%	0.00%	14.52%
Moderate Allocation - 2019	10,695	47.38	506,662	1.93%	0.00%	19.83%
Moderate Allocation - 2018	12,228	39.54	483,560	1.83%	0.00%	-5.09%
Moderate Allocation - 2017	13,303	41.66	554,180	1.51%	0.00%	17.42%

Morgan Stanley
VIF Emerging Markets Equity - 2021	42,273	41.39	1,749,479	0.86%	0.00%	2.99%
VIF Emerging Markets Equity - 2020	44,520	40.19	1,789,040	1.25%	0.00%	14.47%
VIF Emerging Markets Equity - 2019	45,943	35.11	1,613,295	1.05%	0.00%	19.58%
VIF Emerging Markets Equity - 2018	46,108	29.36	1,353,870	0.46%	0.00%	-17.48%
VIF Emerging Markets Equity - 2017	46,308	35.58	1,647,514	0.78%	0.00%	35.08%

VIF Core Plus Fixed Income - 2021	192,420	29.26	5,630,407	3.87%	0.00%	-0.34%
VIF Core Plus Fixed Income - 2020	177,730	29.36	5,217,479	2.71%	0.00%	7.82%
VIF Core Plus Fixed Income - 2019	181,681	27.23	4,947,609	4.15%	0.00%	10.87%
VIF Core Plus Fixed Income - 2018	195,648	24.56	4,805,178	2.53%	0.00%	-0.65%
VIF Core Plus Fixed Income - 2017	213,044	24.72	5,266,719	3.18%	0.00%	6.23%

*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the distribution of dividends by the underlying portfolio in which the subaccount invests.

**

These ratios represent the annualized contract expenses of the Separate Account for each year indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded. There were no expenses that resulted in a direct reduction to unit values.

***

These ratios represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each year indicated or from the effective date through the end of the reporting year or liquidation date.

****	Funds listed with date ranges represent partial year investments in funds. Unit values displayed represent unit value at disposition date.